UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01766
Name of Registrant:	Vanguard Wellesley Income Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2015 – September 30, 2016
Item 1: Reports to Shareholders

Annual Report | September 30, 2016

Vanguard Wellesley® Income Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	35
About Your Fund’s Expenses.	36
Trustees Approve Advisory Arrangement.	38
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2016, Vanguard Wellesley Income Fund returned 11.58% for Investor Shares. Its return was slightly ahead of the return of its benchmark index and notably above the average return of its peer group.

• The fund allocates 60% to 65% of its assets to investment-grade bonds. Its fixed income portfolio returned 7.27% compared with the 7.15% return of its benchmark.

• The advisor’s selections within investment-grade industrial and financial bonds contributed most to the fund’s relative performance.

• The fund’s stock portfolio, which represents about 35% to 40% of its assets, returned
19.57%, slightly more than the 18.89% return of its benchmark.

• Energy, consumer discretionary, and industrial stocks added most to relative performance.

• Over the decade ended September 30, 2016, the fund’s average annual return surpassed that of its benchmark and its peers.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	11.58%
Admiral™ Shares	11.64
Wellesley Income Composite Index	11.25
Mixed-Asset Target Allocation Conservative Funds Average	7.21

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
Wellesley Income Fund Investor Shares	7.10%
Wellesley Income Composite Index	6.41
Mixed-Asset Target Allocation Conservative Funds Average	4.06

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.23%	0.16%	0.83%

The fund expense ratios shown are from the prospectus dated January 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the fund’s expense ratios were 0.22% for Investor Shares and 0.15% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2015.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on
many types of bonds, it’s tempting to find
the corners of the fixed income market
where payouts are juicier. But with the
juice comes considerable risk. You need
to be aware that you’d be taking on more
risk—and how much more.

• Go all-in on a hot-performing asset
class or fund. By now, you know better
than that, right?

• Sit tight. This approach isn’t a
terrible idea; it’s better than panicking
and deciding to just “do something,”
particularly if that means changing your
approach in response to the market’s
movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

Advisor’s Report

Vanguard Wellesley Income Fund returned 11.58% for Investor Shares and 11.64% for Admiral Shares for the fiscal year ended September 30, 2016. The composite benchmark, which is weighted 65% Bloomberg Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 11.25%.

The investment environment

Stock markets in the United States and abroad climbed higher during the fiscal year. The S&P 500 Index returned 15.43%, the MSCI World Index returned 12.02%, and the MSCI EAFE Index returned 6.52%. In the United States, value stocks outperformed their growth counterparts, as the Russell 1000 Value Index returned 16.20% and the Russell 1000 Growth Index returned 13.76%.

The broad fixed income markets also ended the period with gains. The Bloomberg Barclays U.S. Aggregate Bond Index returned 5.19%. The higher-quality corporate bond market performed better than the broader fixed income market, returning 7.15% as measured by the Bloomberg Barclays U.S. Credit A or Better Bond Index. The yield on the 10-year U.S. Treasury note rose in November and December but declined in early 2016, reaching a low of 1.37% in July. Rates ended the period at 1.60%, compared with 2.05% a year ago.

Investors experienced a choppy 12 months highlighted by divergent central bank actions, global uncertainty about the health of China’s economy, oil price fluctuations, and the United Kingdom’s unexpected decision to leave the European Union. The much-anticipated monetary-policy divergence materialized in late 2015 when the European Central Bank (ECB) and the Bank of Japan (BOJ) announced additional policy easing, while the U.S. Federal Reserve initiated its well-telegraphed liftoff in December.

The start of 2016 was volatile as Chinese stocks plunged in early January, sparking global “risk-off” trading. U.S. stocks moved in virtual lockstep with the price of oil at the start of 2016 as fears of a recession weighed on investors’ minds. Markets surged in the second half of the quarter as solid economic data, stabilization in oil prices, and accommodative Fed comments helped calm investors’ early jitters. However, June brought fresh concerns largely because of the Brexit vote to leave the European Union.

Despite a negative initial market reaction, U.S. stocks staged an impressive comeback to continue their climb higher and keep the seven-year-old bull market intact. The third quarter of 2016 was relatively uneventful, as markets climbed higher amid subsiding Brexit fears and expectations for continued accommodative monetary policy from central banks around the globe. At its September meeting, the Fed decided to leave interest rates unchanged as Fed Chair Janet Yellen indicated that the case for a rate increase had strengthened but not enough to warrant a move.

The fund’s successes

Both the equity and fixed income portions of the fund generated positive returns and finished ahead of their respective benchmarks, the FTSE High Dividend Yield Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index.

The stock portfolio’s relative outperformance was driven by strong security selection in the energy, industrial, and consumer staples sectors, as well as an underweight allocation to the consumer discretionary sector. On an individual stock basis, our positions in Bristol-Myers Squibb, TransCanada, and Eaton were the top contributors to relative performance. We were able to sell our position in Bristol-Myers Squibb and capture profits before the stock’s decline later in the period. Our avoidance of poorly performing benchmark constituent Eli Lilly also aided relative performance.

In the fixed income sleeve, selection among corporates was favorable, particularly within industrials and financials. An underweight to noncorporate credit, particularly our avoidance of supranationals, also helped. Our out-of-benchmark allocation to asset-backed securities, particularly collateralized loan obligations, helped relative performance.

The fund’s shortfalls

In the equity portfolio, security selection in utilities, financials, materials, and telecommunication services detracted from relative performance, as did an underweight to information technology, one of the benchmark’s best-performing sectors during the period. Our avoidance of AT&T and our positions in Wells Fargo, Novartis, and M&T Bank also hurt relative performance.

On the fixed income side, our duration positioning detracted. Although our short duration posture helped as rates rose at the end of 2015, it hurt in the first quarter of 2016 after the sharp rate decline.

We subsequently shifted our duration posture closer to the benchmark duration. However, in September, we once again took a short duration position relative to the benchmark.

The fund’s positioning

We are cautiously positive about the U.S. credit markets. The economic and credit cycles look to be tiring, but the powerful flood of global capital into our bond market—and credit in particular—shows no sign of abating. Low and negative yields in other major economic zones are still driving capital flows toward the higher yields and safety of the U.S. markets. Although our credit selections will remain thematic and well-researched, we expect investment-grade corporate bond returns to be attractive.

We do anticipate an increase in volatility as the markets become less complacent about the Fed’s intentions and as the U.S. election approaches. In this market context, we are focused on identifying solid company-specific investment catalysts and mispriced individual securities, rather than investing based on broad themes. We remain disciplined in our application of our investment process, which enables us to create a balanced portfolio that we believe should perform well in a variety of environments.

Predicting rates has been a challenge given the influence of global macro factors. While we favor being short-duration, we are limiting our duration strategies to a narrow band because of the uncertainties facing the market. We anticipate a flatter yield curve and remain overweight the long end of the U.S. bond market as our inflation expectations, the primary driver of long-term interest rates, remain subdued. Our outlook is not without uncertainty, however. We cannot recall a period when global forces were as important to the U.S. economy and policies as they are today, so we are mindful of global events.

Additionally, the Fed appears reluctant to cause market volatility, potentially throwing the economy off its low-growth trajectory. In the end, we feel the Fed will not be able to avoid this outcome as it is on the threshold of meeting its dual objectives of low unemployment and modest inflation. Our immediate concern is that so many financial assets are correlated to interest rates (and priced for low interest rates) that higher interest rates could be the primary driver of all returns in the near term. In that environment, our exposure to U.S. Treasuries should help to buffer the fund’s bond holdings.

On the equity side, we believe the investment environment is somewhat precarious, with diverging developed- and emerging-market trends and uncertainties about central bank policies. China’s economy is moving from rapid to more moderate growth; the extent of the slowdown is still unknown. Europe struggled at the beginning of 2016, and the ECB continues to expand monetary policies and move interest rates into negative territory. Markets have had mixed reactions and experienced volatility in recent months. Japan also had a rocky start to 2016 as the BOJ surprised investors with the decision to implement negative interest rates.

The United States is in the seventh year of expansion and its third-longest economic recovery. Core inflation is starting to tick up, unemployment is low, and wages have been accelerating. It remains to be seen how the Fed’s experiment with quantitative easing will play out amid global uncertainty and the actions of other central banks. Against this backdrop, the consumer continues to be resilient.

Although our base case remains one of moderate U.S. GDP growth, we are wary of a potential downturn after a long run of moderate growth. We are mindful of higher risks and continue to focus on companies that can sustain or increase their dividend payments in a lower-growth environment.

At the end of the period, the equity portfolio’s largest overweighted sectors were energy, health care, and financials. The biggest underweights were in consumer discretionary, information technology, and telecommunication services. Over the past 12 months, we initiated new equity positions in Union Pacific, TransCanada, and Royal Dutch Shell. We also added to our Philip Morris International holdings. We eliminated Sysco, Bristol-Myers Squibb, and Texas Instruments and trimmed our positions in Waste Management and Analog Devices.

Respectfully,

John C. Keogh, Senior Managing Director
and Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp

October 25, 2016

Wellesley Income Fund

Fund Profile
As of September 30, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.23%	0.16%
30-Day SEC Yield	2.46%	2.54%

Equity and Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	60	414	3,850
Median Market Cap $150.8B		$108.8B	$51.8B
Price/Earnings Ratio	22.1x	20.7x	23.7x
Price/Book Ratio	2.7x	2.7x	2.8x
Return on Equity	17.7%	17.7%	16.6%
Earnings Growth
Rate	0.2%	1.0%	7.6%
Dividend Yield	3.3%	3.2%	2.0%
Foreign Holdings	6.2%	0.0%	0.0%
Turnover Rate	31%	—	—
Short-Term Reserves	1.5%	—	—

Fixed Income Characteristics

		Bloomberg
		Barclays	Bloomberg
		Credit	Barclays
		A or Better	Aggregate
	Fund	Index Bond	Index

Number of Bonds	942	3,418	9,908

Yield to Maturity
(before expenses)	2.3%	2.3%	2.0%

Average Coupon	3.5%	3.5%	3.1%

Average Duration	6.7 years	7.1 years	5.5 years

Average Effective
Maturity	9.7 years	10.0 years	7.7 years

Total Fund Volatility Measures
		DJ
	Wellesley	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.97	0.66
Beta	1.01	0.32
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Microsoft Corp.	Systems Software	4.9%
Merck & Co. Inc.	Pharmaceuticals	3.7
Johnson & Johnson	Pharmaceuticals	3.7
Philip Morris
International Inc.	Tobacco	3.6
JPMorgan Chase & Co.	Diversified Banks	3.4
Wells Fargo & Co.	Diversified Banks	3.4
Cisco Systems Inc.	Communications
	Equipment	3.3
Pfizer Inc.	Pharmaceuticals	3.3
General Electric Co.	Industrial
	Conglomerates	3.0
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.9
Top Ten		35.2%
Top Ten as % of Total Net Assets		12.6%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratios were 0.22% for Investor Shares and 0.15% for Admiral Shares.

Wellesley Income Fund

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	17.8%
Aaa	6.0
Aa	14.9
A	41.7
Baa	19.6

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	1.7%	5.8%	12.8%
Consumer Staples	14.5	14.6	8.7
Energy	14.0	10.6	6.7
Financials	13.8	13.2	13.3
Health Care	14.2	11.4	14.2
Industrials	11.7	11.5	10.3
Information
Technology	13.8	15.6	20.7
Materials	3.4	3.5	3.3
Real Estate	0.0	0.0	4.3
Telecommunication
Services	4.3	5.6	2.4
Utilities	8.6	8.2	3.3

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	3.9%
Commercial Mortgage-Backed	0.4
Finance	25.4
Foreign	4.4
Government Mortgage-Backed	1.3
Industrial	37.4
Treasury/Agency	16.2
Utilities	6.5
Other	4.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Wellesley Income Fund Investor
	Shares	11.58%	8.70%	7.10%	$19,864

••••••••	Wellesley Income Composite Index	11.25	8.44	6.41	18,609

– – – –	Mixed-Asset Target Allocation
	Conservative Funds Average	7.21	5.67	4.06	14,884
	Bloomberg Barclays U.S. Aggregate
- - - - - -	Bond Index	5.19	3.08	4.79	15,965
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	14.93	16.30	7.49	20,592

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellesley Income Fund Admiral Shares	11.64%	8.78%	7.19%	$100,102
Wellesley Income Composite Index	11.25	8.44	6.41	93,045
Bloomberg Barclays U.S. Aggregate Bond
Index	5.19	3.08	4.79	79,825
Dow Jones U.S. Total Stock Market Float
Adjusted Index	14.93	16.30	7.49	102,961
See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

For a benchmark description, see the Glossary.

Wellesley Income Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of September 30, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1 United States Treasury Note/Bond	1.750%	9/30/19	665,000	681,519	1.4%
United States Treasury Note/Bond	1.375%	9/30/18	662,270	669,721	1.3%
United States Treasury Note/Bond	1.000%	9/15/17	629,315	631,278	1.3%
United States Treasury Note/Bond	3.375%	5/15/44	322,125	394,200	0.8%
United States Treasury Note/Bond	2.000%	2/15/25	350,870	363,533	0.7%
United States Treasury Note/Bond	0.625%	7/31/17	298,000	298,000	0.6%
United States Treasury Note/Bond	1.625%	6/30/20	258,195	263,844	0.5%
United States Treasury Note/Bond	2.875%	5/15/43	203,565	227,325	0.5%
United States Treasury Note/Bond	0.875%	3/31/18	217,000	217,441	0.4%
United States Treasury
Note/Bond	0.500%–3.625%	12/31/16–2/15/46	1,073,489	1,112,609	2.2%
				4,859,470	9.7%

Agency Notes †				77,191	0.2%

Conventional Mortgage-Backed Securities †				425,451	0.9%

Nonconventional Mortgage-Backed Securities †				110,705	0.2%
Total U.S. Government and Agency Obligations (Cost $5,253,268)				5,472,817	11.0%
[2]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,199,036) †				1,207,603	2.4%
Corporate Bonds
Finance
Banking
Bank One Corp.	7.750%	7/15/25	25,000	32,099	0.1%
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	15,958	0.0%
Goldman Sachs Group Inc.	2.600%–7.500%	1/18/18–10/21/45	486,415	546,931	1.1%
JPMorgan Chase & Co.	2.000%–6.300%	8/15/17–6/1/45	498,530	548,338	1.1%
Morgan Stanley	1.875%–7.300%	1/9/17–1/27/45	539,165	581,763	1.1%
Wachovia Corp.	5.750%–6.605%	2/1/18–10/1/25	24,500	28,346	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wells Fargo & Co.	2.150%–5.625%	12/11/17–6/14/46	519,305	548,671	1.1%
2 Banking—Other †				3,722,516	7.5%
Brokerage †				7,364	0.0%
Finance Companies
GE Capital International
Funding Co.	4.418%	11/15/35	201,814	227,654	0.5%
GE Capital International
Funding Co.	2.342%–3.373%	11/15/20–11/15/25	117,660	124,170	0.2%

2 Insurance †				1,197,307	2.4%
2 Other Finance †				30,795	0.1%
2 Real Estate Investment Trusts †				157,473	0.3%
				7,769,385	15.6%
Industrial
2 Basic Industry †				194,704	0.4%
Capital Goods
General Electric Capital
Corp.	3.100%–6.875%	2/11/21–1/10/39	103,860	131,763	0.2%
General Electric Co.	2.700%–4.500%	10/9/22–3/11/44	30,665	33,279	0.1%
2 Capital Goods—Other †				787,110	1.6%
Communication
Verizon
Communications Inc.	3.450%–6.550%	3/15/21–9/15/43	279,580	339,177	0.7%
2 Communication—Other †				1,470,624	2.9%
2 Consumer Cyclical †				1,516,648	3.0%
Consumer Noncyclical
Anheuser-Busch InBev
Finance Inc.	3.300%–4.900%	2/1/23–2/1/46	387,920	442,372	0.9%
Anheuser-Busch InBev
Worldwide Inc.	2.500%–7.750%	1/15/19–7/15/42	125,851	138,054	0.3%
Johnson & Johnson	2.450%–6.730%	11/15/23–3/1/26	93,000	100,286	0.2%
Merck & Co. Inc.	2.350%–4.150%	1/15/21–5/18/43	136,880	146,148	0.3%
Merck Sharp & Dohme
Corp.	5.000%	6/30/19	18,000	19,809	0.0%
Pfizer Inc.	3.000%–6.200%	3/15/19–6/15/23	54,040	59,007	0.1%
Philip Morris International
Inc.	1.875%–4.875%	3/26/20–11/10/44	164,030	173,255	0.4%
Wyeth LLC	5.950%	4/1/37	15,000	20,106	0.0%
2 Consumer Noncyclical—Other †				2,737,268	5.5%
Energy
Chevron Corp.	2.355%–3.191%	12/5/22–6/24/23	75,750	80,431	0.2%
Dominion Gas Holdings LLC	3.550%	11/1/23	14,085	14,834	0.0%
Exxon Mobil Corp.	2.222%–4.114%	3/1/21–3/1/46	41,620	43,888	0.1%
Texaco Capital Inc.	8.625%	4/1/32	25,000	37,601	0.1%
2 Energy—Other †				1,415,063	2.8%
2 Other Industrial †				71,091	0.2%
Technology
Cisco Systems Inc.	2.200%–4.450%	1/15/20–3/4/21	114,205	118,733	0.3%
Intel Corp.	3.300%–4.100%	10/1/21–5/19/46	57,755	61,921	0.1%
Microsoft Corp.	2.375%–4.500%	10/1/20–8/8/46	330,740	348,712	0.7%
Technology—Other †				603,321	1.2%
2 Transportation †				310,302	0.6%
				11,415,507	22.9%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
Electric
3 Dominion Resources Inc.	2.962%–4.450%	7/1/19–12/1/24	70,880	75,871	0.2%
Duke Energy Carolinas LLC	3.900%–6.100%	1/15/18–9/30/42	57,520	65,345	0.1%
Duke Energy Corp.	1.625%–4.800%	11/15/16–9/1/46	139,660	144,280	0.3%
Duke Energy Progress LLC	2.800%–6.300%	5/15/22–8/15/45	63,820	70,343	0.1%
Progress Energy Inc.	3.150%	4/1/22	20,800	21,767	0.1%
Virginia Electric & Power
Co.	5.950%–6.000%	9/15/17–5/15/37	59,435	64,713	0.1%
2 Electric—Other †				1,357,505	2.7%
2 Natural Gas †				179,270	0.3%
				1,979,094	3.9%
Total Corporate Bonds (Cost $19,722,824)				21,163,986	42.4%
[2]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $1,381,120) †				1,422,452	2.9%
Taxable Municipal Bonds (Cost $1,119,773) †				1,391,321	2.8%

			Shares
Common Stocks
Consumer Discretionary
McDonald’s Corp.			2,703,790	311,909	0.6%

Consumer Staples
Philip Morris International Inc.			6,631,860	644,749	1.3%
Kraft Heinz Co.			4,255,286	380,891	0.8%
British American Tobacco plc			5,637,221	360,517	0.7%
Coca-Cola Co.			7,383,760	312,481	0.6%
Altria Group Inc.			3,504,640	221,598	0.4%
PepsiCo Inc.			1,972,770	214,578	0.4%
Consumer Staples—Other †				484,904	1.0%
				2,619,718	5.2%
Energy
Exxon Mobil Corp.			5,292,010	461,887	0.9%
Chevron Corp.			4,332,340	445,884	0.9%
Suncor Energy Inc.			12,439,320	345,564	0.7%
Occidental Petroleum Corp.			4,590,270	334,723	0.7%
^ TransCanada Corp.			4,876,020	231,583	0.5%
Phillips 66			2,537,730	204,414	0.4%
Energy—Other †				500,776	1.0%
				2,524,831	5.1%
Financials
JPMorgan Chase & Co.			9,212,680	613,472	1.2%
Wells Fargo & Co.			13,720,112	607,526	1.2%
BlackRock Inc.			915,480	331,825	0.7%
Chubb Ltd.			1,994,143	250,564	0.5%
MetLife Inc.			4,906,280	217,986	0.5%
Financials—Other †				465,268	0.9%
				2,486,641	5.0%
Health Care
Merck & Co. Inc.			10,614,970	662,480	1.3%
Johnson & Johnson			5,603,630	661,957	1.3%
Pfizer Inc.			17,470,847	591,737	1.2%

Wellesley Income Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
^ AstraZeneca plc ADR		7,629,640	250,710	0.5%
Novartis AG		2,919,307	229,578	0.5%
Health Care—Other †			175,942	0.4%
			2,572,404	5.2%
Industrials
General Electric Co.		18,474,270	547,208	1.1%
Eaton Corp. plc		5,752,630	378,005	0.8%
Union Pacific Corp.		3,226,840	314,714	0.6%
Lockheed Martin Corp.		918,990	220,300	0.4%
3M Co.		1,160,830	204,573	0.4%
Industrials—Other †			457,985	0.9%
			2,122,785	4.2%
Information Technology
Microsoft Corp.		15,263,120	879,156	1.8%
Cisco Systems Inc.		18,774,760	595,535	1.2%
Intel Corp.		13,500,550	509,646	1.0%
Analog Devices Inc.		4,019,397	259,050	0.5%
Information Technology—Other †			244,805	0.5%
			2,488,192	5.0%
Materials
Dow Chemical Co.		5,163,190	267,608	0.5%
Materials—Other †			341,320	0.7%
			608,928	1.2%
Telecommunication Services
Verizon Communications Inc.		10,003,326	519,973	1.1%
BCE Inc.		5,612,180	259,188	0.5%
			779,161	1.6%
Utilities
Dominion Resources Inc.		6,085,370	451,960	0.9%
Xcel Energy Inc.		6,311,960	259,674	0.5%
Duke Energy Corp.		3,199,620	256,098	0.5%
Eversource Energy		4,052,250	219,551	0.5%
National Grid plc		14,669,406	207,326	0.4%
Utilities—Other †			154,867	0.3%
			1,549,476	3.1%
Total Common Stocks (Cost $13,395,843)			18,064,045	36.2%

	Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.640%	3,809	380,962	0.8%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC
(Dated 9/30/16, Repurchase Value
$75,203,000, collateralized by
Federal Home Loan Mortgage
Corp. 0.000%–3.500%,
2/1/43–7/1/46, with a value
of $76,704,000)	0.490%	10/3/16	75,200	75,200	0.2%
Deutsche Bank Securities, Inc.
(Dated 9/30/16, Repurchase Value
$57,302,000, collateralized by U.S.
Treasury Note/Bond 2.125%,
5/15/25, with a value of
$58,446,000)	0.510%	10/3/16	57,300	57,300	0.1%
HSBC Bank USA (Dated 9/30/16,
Repurchase Value $110,504,000,
collateralized by Federal National
Mortgage Assn. 3.500%,
12/1/42–9/1/46, with a value
of $112,713,000)	0.470%	10/3/16	110,500	110,500	0.2%
RBC Capital Markets LLC (Dated
9/30/16, Repurchase Value
$80,903,000, collateralized by
Federal National Mortgage Assn.
2.418%–6.000%, 9/1/26–7/1/46,
and Federal Home Loan Mortgage
Corp. 4.000%, 5/1/44, with a value
of $82,518,000)	0.460%	10/3/16	80,900	80,900	0.2%
RBS Securities, Inc. (Dated
9/30/16, Repurchase Value
$3,300,000, collateralized by
U.S. Treasury Note/Bond 0.500%,
1/31/17, with a value of
$3,370,000)	0.470%	10/3/16	3,300	3,300	0.0%
				327,200	0.7%
U.S. Government and Agency Obligations
United States Treasury Bill	0.353%	12/15/16	125,000	124,950	0.3%
U.S. Government and Agency
Obligations—Other †				285,938	0.5%
				410,888	0.8%
Total Temporary Cash Investments (Cost $1,118,979)				1,119,050	2.3%
Total Investments (Cost $43,190,843)				49,841,274	100.0%

Wellesley Income Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	3,813
Receivables for Investment Securities Sold	372,181
Receivables for Accrued Income	288,199
Receivables for Capital Shares Issued	37,658
Other Assets[6]	13,750
Total Other Assets	715,601	1.4%
Liabilities
Payables for Investment Securities Purchased	(233,129)
Collateral for Securities on Loan	(380,925)
Payables for Capital Shares Redeemed	(27,172)
Payables to Vanguard	(55,644)
Other Liabilities	(7,505)
Total Liabilities	(704,375)	(1.4%)
Net Assets	49,852,500	100.0%

Wellesley Income Fund

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	42,963,987
Undistributed Net Investment Income	27,078
Accumulated Net Realized Gains	211,960
Unrealized Appreciation (Depreciation)
Investment Securities	6,650,431
Futures Contracts	(585)
Forward Currency Contracts	(88)
Foreign Currencies	(283)
Net Assets	49,852,500

Investor Shares—Net Assets
Applicable to 542,428,327 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,174,821
Net Asset Value Per Share—Investor Shares	$26.13

Admiral Shares—Net Assets
Applicable to 563,615,577 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	35,677,679
Net Asset Value Per Share—Admiral Shares	$63.30

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $367,042,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $236,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate value of these securities was $4,173,373,000, representing 8.4% of net assets.
3 Adjustable-rate security.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $380,925,000 of collateral received for securities on loan.
6 Cash of $7,037,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends[1]	545,891
Interest	881,915
Securities Lending—Net	4,819
Total Income	1,432,625
Expenses
Investment Advisory Fees—Note B
Basic Fee	23,988
Performance Adjustment	51
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,640
Management and Administrative—Admiral Shares	28,214
Marketing and Distribution—Investor Shares	2,817
Marketing and Distribution—Admiral Shares	2,579
Custodian Fees	371
Auditing Fees	34
Shareholders’ Reports—Investor Shares	239
Shareholders’ Reports—Admiral Shares	178
Trustees’ Fees and Expenses	54
Total Expenses	77,165
Net Investment Income	1,355,460
Realized Net Gain (Loss)
Investment Securities Sold[2]	495,319
Futures Contracts	(39,010)
Swap Contracts	(153)
Foreign Currencies and Forward Currency Contracts	(4,169)
Realized Net Gain (Loss)	451,987
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,987,245
Futures Contracts	10,018
Swap Contracts	132
Foreign Currencies and Forward Currency Contracts	51
Change in Unrealized Appreciation (Depreciation)	2,997,446
Net Increase (Decrease) in Net Assets Resulting from Operations	4,804,893
1 Dividends are net of foreign withholding taxes of $7,108,000.
2 Realized net gain (loss) from an affiliated company of the fund was $32,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,355,460	1,226,968
Realized Net Gain (Loss)	451,987	1,023,246
Change in Unrealized Appreciation (Depreciation)	2,997,446	(1,833,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,804,893	416,631
Distributions
Net Investment Income
Investor Shares	(377,189)	(363,028)
Admiral Shares	(947,720)	(866,602)
Realized Capital Gain[1]
Investor Shares	(287,414)	(212,146)
Admiral Shares	(695,059)	(484,421)
Total Distributions	(2,307,382)	(1,926,197)
Capital Share Transactions
Investor Shares	1,823,397	234,117
Admiral Shares	5,831,697	1,989,823
Net Increase (Decrease) from Capital Share Transactions	7,655,094	2,223,940
Total Increase (Decrease)	10,152,605	714,374
Net Assets
Beginning of Period	39,699,895	38,985,521
End of Period[2]	49,852,500	39,699,895
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $24,043,000 and $35,445,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $27,078,000 and ($2,266,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.71	$25.65	$24.82	$24.47	$21.82
Investment Operations
Net Investment Income	.761	.760	.811	.752	.787
Net Realized and Unrealized Gain (Loss)
on Investments	2.014	(.487)	1.491	.688	2.648
Total from Investment Operations	2.775	.273	2.302	1.440	3.435
Distributions
Dividends from Net Investment Income	(.746)	(.761)	(.793)	(.755)	(.785)
Distributions from Realized Capital Gains	(. 609)	(. 452)	(. 679)	(. 335)	—
Total Distributions	(1.355)	(1.213)	(1.472)	(1.090)	(.785)
Net Asset Value, End of Period	$26.13	$24.71	$25.65	$24.82	$24.47

Total Return[1]	11.58%	1.03%	9.54%	6.02%	15.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,175	$11,617	$11,830	$11,431	$11,916
Ratio of Total Expenses to Average Net Assets[2]	0.22%	0.23%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.02%	2.96%	3.19%	3.03%	3.39%
Portfolio Turnover Rate	31%[3]	59%[3]	109%[3]	36%[3]	33%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, 0.00%, and 0.01%.
3 Includes 15%, 18%, 23%, 3%, and 26% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$59.87	$62.14	$60.12	$59.29	$52.86
Investment Operations
Net Investment Income	1.887	1.884	2.010	1.867	1.949
Net Realized and Unrealized Gain (Loss)
on Investments	4.868	(1.171)	3.623	1.646	6.425
Total from Investment Operations	6.755	.713	5.633	3.513	8.374
Distributions
Dividends from Net Investment Income	(1.850)	(1.888)	(1.967)	(1.871)	(1.944)
Distributions from Realized Capital Gains	(1.475)	(1.095)	(1.646)	(.812)	—
Total Distributions	(3.325)	(2.983)	(3.613)	(2.683)	(1.944)
Net Asset Value, End of Period	$63.30	$59.87	$62.14	$60.12	$59.29

Total Return[1]	11.64%	1.11%	9.64%	6.06%	16.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35,678	$28,083	$27,156	$22,705	$20,561
Ratio of Total Expenses to Average Net Assets[2]	0.15%	0.16%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.09%	3.03%	3.26%	3.10%	3.46%
Portfolio Turnover Rate	31%[3]	59%[3]	109%[3]	36%[3]	33%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, 0.00%, and 0.01%.
3 Includes 15%, 18%, 23%, 3%, and 26% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades

Wellesley Income Fund

futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2016, the fund’s average investments in long and short futures contracts represented 1% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or

Wellesley Income Fund

issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended September 30, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-

Wellesley Income Fund

backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

7. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

8. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Wellesley Income Fund

11. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

12. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

13. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined

Wellesley Income Fund

index comprising the Bloomberg Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the year ended September 30, 2016, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $51,000 (0.00%) based on performance.

C. In accordance with the terms of a fund’s Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $3,813,000, representing 0.01% of the fund’s net assets and 1.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,472,817	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,207,603	—
Corporate Bonds	—	21,163,986	—
Sovereign Bonds	—	1,422,452	—
Taxable Municipal Bonds	—	1,391,321	—
Common Stocks	16,919,108	1,144,937	—
Temporary Cash Investments	380,962	738,088	—
Futures Contracts—Assets[1]	2,150	—	—
Futures Contracts—Liabilities[1]	(592)	—	—
Forward Currency Contracts—Assets	—	1,017	—
Forward Currency Contracts—Liabilities	—	(1,105)	—
Total	17,301,628	32,541,116	—
1 Represents variation margin on the last day of the reporting period.

Wellesley Income Fund

E. At September 30, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	2,150	1,017	—	3,167
Liabilities	(592)	(1,105)	—	(1,697)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(39,010)	—	—	(39,010)
Swap Contracts	—	—	(153)	(153)
Forward Currency Contracts	—	(3,043)	—	(3,043)
Realized Net Gain (Loss) on Derivatives	(39,010)	(3,043)	(153)	(42,206)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	10,018	—	—	10,018
Swap Contracts	—	—	132	132
Forward Currency Contracts	—	(88)	—	(88)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	10,018	(88)	132	10,062

At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	December 2016	(10,194)	(1,238,730)	(404)
10-Year U.S. Treasury Note	December 2016	1,404	184,099	(181)
				(585)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Wellesley Income Fund

At September 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	11/28/16	USD	76,900	JPY	7,700,000	781
Citibank, N.A.	11/14/16	USD	77,200	JPY	7,800,000	135
J.P. Morgan Securities, Inc.	1/3/17	USD	78,037	GBP	60,000	101
Citibank, N.A.	10/11/16	USD	73,335	JPY	7,530,000	(956)
J.P. Morgan Securities, Inc.	12/12/16	USD	68,423	JPY	6,930,000	(141)
Citibank, N.A.	12/12/16	USD	9,589	JPY	970,000	(8)
						(88)
GBR—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2016, the fund realized net foreign currency losses of $1,126,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $43,282,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $81,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at September 30, 2016, the fund had $79,372,000 of ordinary income and $283,603,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $43,268,952,000. Net unrealized appreciation of investment securities for tax purposes was $6,572,322,000, consisting of unrealized gains of $6,713,732,000 on securities that had risen in value since their purchase and $141,410,000 in unrealized losses on securities that had fallen in value since their purchase.

Wellesley Income Fund

G. During the year ended September 30, 2016, the fund purchased $9,460,439,000 of investment securities and sold $3,447,571,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $9,974,240,000 and $9,876,731,000, respectively.

H. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,057,945	159,483	2,790,645	108,693
Issued in Lieu of Cash Distributions	617,931	24,749	533,871	21,110
Redeemed	(2,852,479)	(111,845)	(3,090,399)	(120,906)
Net Increase (Decrease)—Investor Shares	1,823,397	72,387	234,117	8,897
Admiral Shares
Issued	7,759,727	125,566	4,879,493	78,584
Issued in Lieu of Cash Distributions	1,453,985	24,026	1,195,682	19,521
Redeemed	(3,382,015)	(55,064)	(4,085,352)	(65,999)
Net Increase (Decrease)—Admiral Shares	5,831,697	94,528	1,989,823	32,106

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2016

Special 2016 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,000,920,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $500,735,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 32.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares
Periods Ended September 30, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	11.58%	8.70%	7.10%
Returns After Taxes on Distributions	9.76	7.18	5.60
Returns After Taxes on Distributions and Sale of Fund Shares	7.19	6.41	5.21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,048.18	$1.18
Admiral Shares	1,000.00	1,048.47	0.82
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.85	$1.16
Admiral Shares	1,000.00	1,024.20	0.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1970. The board also noted that the senior portfolio managers of the fund each have over two decades of investment industry experience. For the equity portion of the fund, Wellington Management seeks to invest in large-capitalization companies with an attractive dividend yield relative to the market, below-average valuations, and stable or improving businesses. For the fixed income portion, the firm utilizes fundamental research to invest in investment-grade debt.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Bloomberg Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.
Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.
Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers
Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).
Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).
Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).
Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2016: $34,000
Fiscal Year Ended September 30, 2015: $33,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2016: $9,629,849
Fiscal Year Ended September 30, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2016: $2,717,627
Fiscal Year Ended September 30, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2016: $254,050
Fiscal Year Ended September 30, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2016: $214,225
Fiscal Year Ended September 30, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2016: $468,275
Fiscal Year Ended September 30, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (11.0%)
U.S. Government Securities (9.7%)
	United States Treasury Note/Bond	0.625%	12/31/16	140,120	140,207
	United States Treasury Note/Bond	0.875%	1/31/17	44,979	45,050
	United States Treasury Note/Bond	0.500%	2/28/17	11,000	11,003
	United States Treasury Note/Bond	0.500%	3/31/17	113,300	113,300
	United States Treasury Note/Bond	0.625%	7/31/17	298,000	298,000
	United States Treasury Note/Bond	1.000%	9/15/17	629,315	631,278
	United States Treasury Note/Bond	0.750%	10/31/17	74,500	74,546
	United States Treasury Note/Bond	0.875%	3/31/18	217,000	217,441
	United States Treasury Note/Bond	0.750%	4/30/18	45,000	45,007
	United States Treasury Note/Bond	1.375%	9/30/18	662,270	669,721
1	United States Treasury Note/Bond	1.750%	9/30/19	665,000	681,519
	United States Treasury Note/Bond	1.625%	6/30/20	258,195	263,844
	United States Treasury Note/Bond	1.250%	3/31/21	162,000	162,860
	United States Treasury Note/Bond	2.000%	2/15/25	350,870	363,533
	United States Treasury Note/Bond	2.000%	8/15/25	109,605	113,493
	United States Treasury Note/Bond	2.250%	11/15/25	5,685	6,005
	United States Treasury Note/Bond	1.625%	2/15/26	105,000	105,263
	United States Treasury Note/Bond	2.875%	5/15/43	203,565	227,325
	United States Treasury Note/Bond	3.625%	2/15/44	99,150	126,633
	United States Treasury Note/Bond	3.375%	5/15/44	322,125	394,200
	United States Treasury Note/Bond	2.500%	2/15/46	163,150	169,242
					4,859,470
Agency Bonds and Notes (0.2%)
	Private Export Funding Corp.	2.250%	12/15/17	51,055	51,870
2	Tennessee Valley Authority	4.625%	9/15/60	19,800	25,321
					77,191
Conventional Mortgage-Backed Securities (0.9%)
3,4	Fannie Mae Pool	2.500%	8/1/27–10/1/28	8,039	8,350
3,4	Fannie Mae Pool	3.000%	10/1/46	100,000	104,007
3,4	Fannie Mae Pool	4.500%	10/1/29–10/1/46	242,265	267,049
3,4	Freddie Mac Gold Pool	4.000%	7/1/33	5	6
3,4	Freddie Mac Gold Pool	4.500%	4/1/33–10/1/46	36,604	40,909
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	55	63
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	4,452	5,067
					425,451
Nonconventional Mortgage-Backed Securities (0.2%)
3,4	Fannie Mae REMICS	3.500%	4/25/31	6,910	7,381
3,4	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	14,287
3,4	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,382
3,4	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	84,655

					110,705

Total U.S. Government and Agency Obligations (Cost $5,253,268)					5,472,817

Asset-Backed/Commercial Mortgage-Backed Securities (2.4%)
3	Ally Master Owner Trust Series 2012-4	1.720%	7/15/19	25,000	25,120
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	95,780	96,132
3	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	117,745	118,267
5	American Tower Trust I	1.551%	3/15/18	13,530	13,497
5	American Tower Trust I	3.070%	3/15/23	32,900	34,277
3,5,6	Apidos CDO	2.179%	4/17/26	39,850	39,942
3,5,6	ARES CLO Ltd.	2.199%	4/17/26	39,670	39,764
3,5,6	Atlas Senior Loan Fund Ltd.	2.220%	10/15/26	12,360	12,420
3,5,6	Atlas Senior Loan Fund V Ltd.	2.229%	7/16/26	9,890	9,926
3,5,6	Babson CLO Ltd.	2.186%	7/20/25	4,555	4,565
3,5,6	Cent CLO	2.224%	7/27/26	13,260	13,238
3,5,6	Cent CLO 20 Ltd.	2.194%	1/25/26	40,000	39,993
3,5,6	Cent CLO 22 Ltd.	2.268%	11/7/26	30,200	30,183
3,5,6	CIFC Funding Ltd.	2.179%	4/18/25	38,255	38,349
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	17,091
3,5,6	Dryden Senior Loan Fund	2.029%	4/18/26	37,710	37,688

1

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	240	240
3,5	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	10,250	10,432
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	27,005	27,078
3,5	Hilton USA Trust 2013-HLT	2.662%	11/5/30	37,815	37,832
3,5,6	ING Investment Management Co.	2.179%	4/18/26	37,635	37,716
3,6	LB-UBS Commercial Mortgage Trust 2008-C1	6.287%	4/15/41	19,015	19,864
3,5,6	Limerock CLO	2.179%	4/18/26	43,000	42,968
3,5,6	Madison Park Funding XII Ltd.	2.138%	1/19/25	24,975	25,117
3,5,6	Madison Park Funding XIII Ltd.	2.196%	7/20/26	29,375	29,453
3,5	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	25,304
3,5	OneMain Financial Issuance Trust 2016-1A	3.660%	2/20/29	12,215	12,524
3,5	OneMain Financial Issuance Trust 2016-2	4.100%	3/20/28	23,305	23,987
3,5,6	OZLM VI Ltd.	2.229%	4/17/26	30,910	31,033
3	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	15,610	15,780
3	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	9,665	9,740
5	SBA Tower Trust	2.898%	10/15/19	37,250	37,706
3,5,6	Seneca Park CLO Ltd.	2.159%	7/17/26	21,705	21,748
3,5,6	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/43	22,000	23,171
3,5,6	Shackleton CLO Ltd.	2.159%	7/17/26	20,985	20,923
3,5	Springleaf Funding Trust	2.410%	12/15/22	18,959	18,972
3,5	Springleaf Funding Trust	3.160%	11/15/24	43,060	43,562
3,5	Springleaf Funding Trust 2015-B	3.480%	5/15/28	19,420	19,287
3,5	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	7,480	7,477
3,5,6	Symphony CLO XIV Ltd.	2.153%	7/14/26	36,945	37,049
3,5,6	Thacher Park CLO Ltd.	2.166%	10/20/26	16,115	16,131
3	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	7,296
3	Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	16,897	16,921
3	Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	11,955	11,931
3,5,6	Voya CLO 2014-2 Ltd.	2.129%	7/17/26	5,905	5,909

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,199,036)					1,207,603

Corporate Bonds (42.4%)
Finance (15.6%)
	Banking (12.1%)
	American Express Co.	6.150%	8/28/17	35,000	36,474
	American Express Credit Corp.	2.375%	3/24/17	35,650	35,866
	American Express Credit Corp.	2.250%	8/15/19	24,000	24,488
	Bank of America Corp.	5.625%	10/14/16	22,500	22,523
	Bank of America Corp.	6.875%	4/25/18	32,000	34,506
	Bank of America Corp.	5.650%	5/1/18	60,090	63,739
	Bank of America Corp.	5.625%	7/1/20	28,825	32,355
	Bank of America Corp.	5.875%	1/5/21	10,285	11,768
	Bank of America Corp.	5.000%	5/13/21	35,910	40,099
	Bank of America Corp.	3.300%	1/11/23	18,875	19,570
	Bank of America Corp.	4.100%	7/24/23	47,670	51,581
	Bank of America Corp.	4.125%	1/22/24	7,500	8,137
	Bank of America Corp.	4.000%	1/22/25	26,225	27,146
	Bank of America Corp.	6.110%	1/29/37	30,000	36,617
	Bank of America Corp.	5.875%	2/7/42	8,770	11,459
	Bank of America Corp.	5.000%	1/21/44	24,180	28,400
	Bank of America Corp.	4.875%	4/1/44	7,820	9,086
	Bank of Montreal	2.500%	1/11/17	71,580	71,834
	Bank of Montreal	2.375%	1/25/19	29,000	29,552
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	54,529
	Bank of New York Mellon Corp.	2.150%	2/24/20	49,755	50,596
	Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	23,743
	Bank of Nova Scotia	2.550%	1/12/17	31,000	31,130
	Bank of Nova Scotia	2.450%	3/22/21	39,905	40,925
	Bank of Nova Scotia	2.800%	7/21/21	58,100	60,591
5	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	44,350	44,402
	Bank One Corp.	7.750%	7/15/25	25,000	32,099

2

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Banque Federative du Credit Mutuel SA	2.750%	10/15/20	37,820	39,149
5 Barclays Bank plc	6.050%	12/4/17	27,600	28,805
Barclays Bank plc	5.140%	10/14/20	7,935	8,605
BB&T Corp.	1.600%	8/15/17	19,775	19,831
BB&T Corp.	5.250%	11/1/19	19,000	20,956
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	15,958
BNP Paribas SA	2.400%	12/12/18	11,000	11,177
BNP Paribas SA	3.250%	3/3/23	6,750	7,090
BPCE SA	2.500%	12/10/18	15,570	15,860
BPCE SA	2.500%	7/15/19	42,100	42,974
BPCE SA	4.000%	4/15/24	25,885	28,463
5 BPCE SA	5.150%	7/21/24	37,185	39,389
Capital One Financial Corp.	4.750%	7/15/21	36,165	40,039
Capital One Financial Corp.	3.750%	4/24/24	60,945	64,742
Capital One Financial Corp.	3.200%	2/5/25	12,500	12,722
Capital One Financial Corp.	4.200%	10/29/25	9,715	10,141
Citigroup Inc.	1.750%	5/1/18	13,000	13,014
Citigroup Inc.	2.500%	9/26/18	31,000	31,481
Citigroup Inc.	2.550%	4/8/19	30,000	30,601
Citigroup Inc.	2.500%	7/29/19	29,565	30,163
Citigroup Inc.	2.400%	2/18/20	87,550	88,586
Citigroup Inc.	4.500%	1/14/22	30,140	33,250
Citigroup Inc.	4.125%	7/25/28	45,085	46,044
Citigroup Inc.	6.625%	6/15/32	9,000	11,113
Citigroup Inc.	8.125%	7/15/39	1,883	2,971
Citigroup Inc.	5.875%	1/30/42	7,460	9,576
Citigroup Inc.	4.950%	11/7/43	7,000	7,981
Citigroup Inc.	5.300%	5/6/44	15,745	17,672
Compass Bank	2.750%	9/29/19	12,250	12,219
Cooperatieve Rabobank UA	2.250%	1/14/19	44,660	45,375
5 Credit Agricole SA	2.500%	4/15/19	45,420	46,258
Credit Suisse	5.300%	8/13/19	9,000	9,867
Credit Suisse AG	1.750%	1/29/18	25,940	25,930
Credit Suisse AG	2.300%	5/28/19	18,975	19,224
Credit Suisse AG	3.000%	10/29/21	53,710	55,123
Credit Suisse AG	3.625%	9/9/24	3,955	4,126
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	25,000	25,317
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	45,685	46,693
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	57,400	57,202
5 Danske Bank A/S	2.000%	9/8/21	41,970	41,870
Deutsche Bank AG	1.875%	2/13/18	8,730	8,576
Deutsche Bank AG	2.500%	2/13/19	12,005	11,661
5 DNB Bank ASA	2.375%	6/2/21	42,450	43,191
Fifth Third Bank	2.875%	10/1/21	8,780	9,184
Fifth Third Bank	3.850%	3/15/26	29,295	31,235
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	25,521
Goldman Sachs Group Inc.	2.900%	7/19/18	55,000	56,247
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	23,496
Goldman Sachs Group Inc.	5.375%	3/15/20	24,305	26,898
Goldman Sachs Group Inc.	2.600%	4/23/20	11,900	12,096
Goldman Sachs Group Inc.	6.000%	6/15/20	23,755	27,008
Goldman Sachs Group Inc.	2.875%	2/25/21	25,990	26,660
Goldman Sachs Group Inc.	2.625%	4/25/21	9,270	9,426
Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	79,318
Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	77,770
Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	8,154
Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	17,245
Goldman Sachs Group Inc.	4.250%	10/21/25	13,000	13,660
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	25,235
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	30,965
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	46,906
Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	22,443
Goldman Sachs Group Inc.	4.750%	10/21/45	15,895	17,883
5 HSBC Bank plc	4.750%	1/19/21	42,960	47,473

3

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Bank USA NA	5.875%	11/1/34	21,000	25,426
HSBC Holdings plc	3.400%	3/8/21	50,000	51,744
HSBC Holdings plc	4.000%	3/30/22	10,870	11,603
HSBC Holdings plc	3.600%	5/25/23	56,130	58,047
HSBC Holdings plc	7.625%	5/17/32	15,800	21,536
HSBC Holdings plc	6.500%	5/2/36	22,000	27,891
HSBC Holdings plc	6.100%	1/14/42	43,680	58,111
HSBC Holdings plc	5.250%	3/14/44	5,795	6,557
HSBC USA Inc.	1.625%	1/16/18	35,910	35,917
HSBC USA Inc.	2.350%	3/5/20	58,195	58,701
HSBC USA Inc.	3.500%	6/23/24	26,200	27,375
Huntington Bancshares Inc.	3.150%	3/14/21	26,950	27,768
Huntington National Bank	1.700%	2/26/18	15,000	15,035
Huntington National Bank	2.200%	4/1/19	17,850	18,032
Huntington National Bank	2.400%	4/1/20	36,530	36,928
5 ING Bank NV	3.750%	3/7/17	35,000	35,357
5 ING Bank NV	1.800%	3/16/18	51,425	51,618
JPMorgan Chase & Co.	2.000%	8/15/17	10,025	10,081
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	75,972
JPMorgan Chase & Co.	2.550%	3/1/21	26,000	26,452
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	15,480
JPMorgan Chase & Co.	4.350%	8/15/21	33,285	36,559
JPMorgan Chase & Co.	4.500%	1/24/22	18,260	20,173
JPMorgan Chase & Co.	3.250%	9/23/22	22,380	23,476
JPMorgan Chase & Co.	3.375%	5/1/23	36,370	37,269
JPMorgan Chase & Co.	3.875%	2/1/24	11,200	12,047
JPMorgan Chase & Co.	3.900%	7/15/25	11,560	12,480
JPMorgan Chase & Co.	3.300%	4/1/26	26,730	27,616
JPMorgan Chase & Co.	2.950%	10/1/26	75,000	74,821
JPMorgan Chase & Co.	4.125%	12/15/26	24,400	26,047
JPMorgan Chase & Co.	4.250%	10/1/27	9,275	9,986
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	89,853
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	20,369
JPMorgan Chase & Co.	5.625%	8/16/43	13,500	16,335
JPMorgan Chase & Co.	4.950%	6/1/45	12,000	13,322
KeyBank NA	2.350%	3/8/19	30,000	30,561
5 Macquarie Bank Ltd.	2.400%	1/21/20	10,195	10,311
Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,540	14,669
Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	20,643
Morgan Stanley	5.450%	1/9/17	15,000	15,165
Morgan Stanley	1.875%	1/5/18	9,470	9,514
Morgan Stanley	6.625%	4/1/18	25,000	26,819
Morgan Stanley	2.125%	4/25/18	104,400	105,241
Morgan Stanley	2.500%	1/24/19	43,200	44,006
Morgan Stanley	7.300%	5/13/19	53,955	61,355
Morgan Stanley	2.375%	7/23/19	35,000	35,566
Morgan Stanley	5.500%	7/24/20	15,000	16,816
Morgan Stanley	5.750%	1/25/21	13,900	15,846
Morgan Stanley	2.500%	4/21/21	30,630	30,926
Morgan Stanley	3.750%	2/25/23	23,000	24,411
Morgan Stanley	3.875%	4/29/24	22,050	23,504
Morgan Stanley	4.000%	7/23/25	20,805	22,323
Morgan Stanley	3.125%	7/27/26	36,950	37,189
Morgan Stanley	4.350%	9/8/26	15,000	15,960
Morgan Stanley	7.250%	4/1/32	51,100	70,723
Morgan Stanley	4.300%	1/27/45	24,705	26,399
National City Bank	5.800%	6/7/17	50,000	51,419
5 Nationwide Building Society	2.350%	1/21/20	22,720	22,928
Northern Trust Corp.	3.450%	11/4/20	10,285	10,960
PNC Bank NA	5.250%	1/15/17	16,000	16,181
PNC Bank NA	3.300%	10/30/24	14,645	15,554
PNC Bank NA	2.950%	2/23/25	34,775	35,797
PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	43,148
Royal Bank of Canada	2.500%	1/19/21	24,750	25,721

4

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Santander Bank NA	2.000%	1/12/18	21,075	21,097
Santander Bank NA	8.750%	5/30/18	5,225	5,740
Santander Holdings USA Inc.	2.700%	5/24/19	28,100	28,436
Santander Holdings USA Inc.	2.650%	4/17/20	19,225	19,367
Santander Issuances SAU	5.179%	11/19/25	24,800	25,361
Santander UK plc	2.500%	3/14/19	79,400	80,568
5 Skandinaviska Enskilda Banken AB	2.450%	5/27/20	50,900	51,988
State Street Corp.	5.375%	4/30/17	55,500	56,879
SunTrust Bank	3.300%	5/15/26	11,955	12,184
SunTrust Banks Inc.	2.900%	3/3/21	34,300	35,693
Svenska Handelsbanken AB	2.875%	4/4/17	57,000	57,499
Svenska Handelsbanken AB	1.875%	9/7/21	37,750	37,528
Synchrony Financial	2.600%	1/15/19	17,915	18,121
Synchrony Financial	3.000%	8/15/19	8,570	8,766
Synchrony Financial	2.700%	2/3/20	12,580	12,734
5 UBS Group Funding Jersey Ltd.	2.950%	9/24/20	36,710	37,581
5 UBS Group Funding Jersey Ltd.	3.000%	4/15/21	58,970	60,579
5 UBS Group Funding Jersey Ltd.	2.650%	2/1/22	46,000	45,884
US Bancorp	3.700%	1/30/24	39,005	42,725
US Bancorp	2.375%	7/22/26	45,000	44,213
Wachovia Corp.	5.750%	2/1/18	9,500	10,037
Wachovia Corp.	6.605%	10/1/25	15,000	18,309
Wells Fargo & Co.	5.625%	12/11/17	47,000	49,305
Wells Fargo & Co.	2.150%	1/30/20	38,370	38,634
Wells Fargo & Co.	3.000%	1/22/21	27,580	28,600
Wells Fargo & Co.	4.600%	4/1/21	40,000	44,272
Wells Fargo & Co.	3.500%	3/8/22	54,840	58,193
Wells Fargo & Co.	3.450%	2/13/23	49,865	51,451
Wells Fargo & Co.	4.480%	1/16/24	34,444	37,878
Wells Fargo & Co.	3.000%	2/19/25	28,660	29,004
Wells Fargo & Co.	3.550%	9/29/25	27,170	28,695
Wells Fargo & Co.	3.000%	4/22/26	36,830	37,234
Wells Fargo & Co.	4.100%	6/3/26	33,000	34,894
Wells Fargo & Co.	5.606%	1/15/44	28,551	34,197
Wells Fargo & Co.	4.650%	11/4/44	20,735	21,706
Wells Fargo & Co.	4.900%	11/17/45	16,060	17,739
Wells Fargo & Co.	4.400%	6/14/46	36,200	36,869
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,364

Finance Companies (0.7%)
GE Capital International Funding Co.	2.342%	11/15/20	58,112	59,693
GE Capital International Funding Co.	3.373%	11/15/25	59,548	64,477
GE Capital International Funding Co.	4.418%	11/15/35	201,814	227,654
Insurance (2.4%)
Aetna Inc.	1.750%	5/15/17	2,966	2,976
Aetna Inc.	3.950%	9/1/20	4,860	5,229
Aetna Inc.	2.800%	6/15/23	19,685	20,159
Aetna Inc.	3.200%	6/15/26	43,190	43,918
Aetna Inc.	4.250%	6/15/36	27,050	28,100
Anthem Inc.	2.300%	7/15/18	12,045	12,207
Anthem Inc.	3.700%	8/15/21	25,635	27,466
Anthem Inc.	3.125%	5/15/22	30,450	31,692
Anthem Inc.	3.300%	1/15/23	20,000	20,974
Anthem Inc.	4.650%	8/15/44	8,832	9,613
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	34,133
Berkshire Hathaway Inc.	2.750%	3/15/23	36,055	37,399
Berkshire Hathaway Inc.	3.125%	3/15/26	23,645	24,865
Chubb INA Holdings Inc.	5.700%	2/15/17	15,000	15,248
Chubb INA Holdings Inc.	5.900%	6/15/19	15,000	16,723
Chubb INA Holdings Inc.	2.300%	11/3/20	5,235	5,374
Chubb INA Holdings Inc.	3.350%	5/15/24	20,340	21,738
Chubb INA Holdings Inc.	3.350%	5/3/26	12,280	13,155

5

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chubb INA Holdings Inc.	4.350%	11/3/45	24,795	28,552
Cigna Corp.	3.250%	4/15/25	43,165	44,570
CNA Financial Corp.	3.950%	5/15/24	4,335	4,578
5 Five Corners Funding Trust	4.419%	11/15/23	5,320	5,748
5 Guardian Life Global Funding	2.000%	4/26/21	12,825	12,940
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	16,683
5 Liberty Mutual Group Inc.	4.250%	6/15/23	11,825	12,791
5 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	27,762
Loews Corp.	2.625%	5/15/23	14,100	14,251
5 MassMutual Global Funding II	2.100%	8/2/18	45,015	45,713
5 MassMutual Global Funding II	2.350%	4/9/19	22,000	22,492
5 MassMutual Global Funding II	2.000%	4/15/21	42,188	42,406
MetLife Inc.	1.903%	12/15/17	7,340	7,379
MetLife Inc.	3.600%	4/10/24	28,000	29,707
MetLife Inc.	4.125%	8/13/42	5,300	5,276
MetLife Inc.	4.875%	11/13/43	17,500	19,449
5 Metropolitan Life Global Funding I	1.500%	1/10/18	35,550	35,644
5 Metropolitan Life Global Funding I	1.875%	6/22/18	16,315	16,454
5 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	32,729
5 New York Life Global Funding	1.650%	5/15/17	53,000	53,174
5 New York Life Insurance Co.	5.875%	5/15/33	44,785	55,374
Prudential Financial Inc.	4.500%	11/15/20	24,055	26,522
5 QBE Insurance Group Ltd.	2.400%	5/1/18	8,185	8,255
5 Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	11,990	13,504
Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,313
Travelers Cos. Inc.	5.900%	6/2/19	9,400	10,492
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	23,403
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,346
UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,457
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	12,515
UnitedHealth Group Inc.	3.100%	3/15/26	14,220	14,863
UnitedHealth Group Inc.	4.625%	7/15/35	31,295	36,422
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	28,616
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	41,790
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	34,284
UnitedHealth Group Inc.	4.750%	7/15/45	19,035	22,884
Other Finance (0.1%)
5 LeasePlan Corp. NV	2.875%	1/22/19	30,515	30,795

Real Estate Investment Trusts (0.3%)
AvalonBay Communities Inc.	3.625%	10/1/20	17,315	18,385
Duke Realty LP	6.500%	1/15/18	4,819	5,125
HCP Inc.	6.000%	1/30/17	20,000	20,291
Liberty Property LP	6.625%	10/1/17	10,096	10,574
Realty Income Corp.	5.750%	1/15/21	8,675	9,893
Simon Property Group LP	4.375%	3/1/21	22,000	24,325
Simon Property Group LP	4.125%	12/1/21	12,946	14,244
Simon Property Group LP	3.300%	1/15/26	23,500	24,812
5 WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	11,670	11,689
5 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	17,715	18,135
				7,769,385
Industrial (22.9%)
Basic Industry (0.4%)
5 Air Liquide Finance SA	2.250%	9/27/23	21,000	21,085
5 Air Liquide Finance SA	2.500%	9/27/26	16,815	16,922
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	38,275	41,756
CF Industries Inc.	7.125%	5/1/20	19,379	22,310
CF Industries Inc.	5.375%	3/15/44	28,635	28,334
LyondellBasell Industries NV	4.625%	2/26/55	28,625	28,052
Monsanto Co.	4.700%	7/15/64	7,025	6,718
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	17,223
Rio Tinto Finance USA plc	3.500%	3/22/22	11,445	12,304

6

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital Goods (1.9%)
3M Co.	6.375%	2/15/28	20,825	28,569
5 BAE Systems Holdings Inc.	2.850%	12/15/20	5,020	5,130
5 BAE Systems Holdings Inc.	3.800%	10/7/24	26,068	27,567
5 BAE Systems Holdings Inc.	3.850%	12/15/25	39,838	42,067
Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	40,265
Caterpillar Inc.	3.900%	5/27/21	32,880	35,951
Caterpillar Inc.	2.600%	6/26/22	9,575	9,929
Caterpillar Inc.	3.400%	5/15/24	19,475	21,008
Caterpillar Inc.	5.200%	5/27/41	19,770	24,540
Caterpillar Inc.	3.803%	8/15/42	20,469	21,028
Caterpillar Inc.	4.300%	5/15/44	7,885	8,810
Deere & Co.	4.375%	10/16/19	13,090	14,254
Eaton Corp.	5.300%	3/15/17	20,000	20,356
Eaton Corp.	6.500%	6/1/25	10,000	12,208
General Dynamics Corp.	3.875%	7/15/21	9,950	10,913
General Electric Capital Corp.	5.300%	2/11/21	1,806	2,072
General Electric Capital Corp.	4.650%	10/17/21	18,610	21,204
General Electric Capital Corp.	3.150%	9/7/22	16,706	17,827
General Electric Capital Corp.	3.100%	1/9/23	6,094	6,473
General Electric Capital Corp.	6.750%	3/15/32	9,962	13,985
General Electric Capital Corp.	6.150%	8/7/37	13,205	18,269
General Electric Capital Corp.	5.875%	1/14/38	27,573	37,019
General Electric Capital Corp.	6.875%	1/10/39	9,904	14,914
General Electric Co.	2.700%	10/9/22	14,000	14,557
General Electric Co.	4.125%	10/9/42	7,940	8,684
General Electric Co.	4.500%	3/11/44	8,725	10,038
Honeywell International Inc.	4.250%	3/1/21	29,484	32,895
Illinois Tool Works Inc.	3.500%	3/1/24	42,775	46,869
John Deere Capital Corp.	2.000%	1/13/17	53,000	53,159
John Deere Capital Corp.	2.800%	1/27/23	8,000	8,330
John Deere Capital Corp.	3.350%	6/12/24	9,000	9,663
5 LafargeHolcim Finance US LLC	4.750%	9/22/46	14,970	15,400
Lockheed Martin Corp.	2.500%	11/23/20	12,340	12,740
Lockheed Martin Corp.	2.900%	3/1/25	26,840	27,695
Lockheed Martin Corp.	4.500%	5/15/36	6,715	7,704
Lockheed Martin Corp.	4.700%	5/15/46	16,650	19,835
Parker-Hannifin Corp.	4.450%	11/21/44	14,290	16,996
Raytheon Co.	3.125%	10/15/20	10,000	10,607
5 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	45,896
5 Siemens Financieringsmaatschappij NV	2.900%	5/27/22	25,650	26,867
5 Siemens Financieringsmaatschappij NV	4.400%	5/27/45	40,495	47,146
United Technologies Corp.	4.500%	4/15/20	24,170	26,718
United Technologies Corp.	3.100%	6/1/22	10,095	10,846
United Technologies Corp.	4.500%	6/1/42	38,885	45,149
Communication (3.6%)
21st Century Fox America Inc.	4.500%	2/15/21	4,650	5,151
21st Century Fox America Inc.	6.200%	12/15/34	11,000	13,926
America Movil SAB de CV	3.125%	7/16/22	66,820	68,759
America Movil SAB de CV	6.125%	3/30/40	27,680	33,350
American Tower Corp.	3.450%	9/15/21	23,985	25,227
American Tower Corp.	4.700%	3/15/22	2,905	3,229
AT&T Inc.	1.400%	12/1/17	15,595	15,620
AT&T Inc.	1.750%	1/15/18	21,060	21,156
AT&T Inc.	2.300%	3/11/19	20,145	20,504
AT&T Inc.	5.200%	3/15/20	10,125	11,218
AT&T Inc.	4.600%	2/15/21	4,900	5,375
AT&T Inc.	5.000%	3/1/21	10,000	11,185
AT&T Inc.	3.875%	8/15/21	20,000	21,599
AT&T Inc.	4.750%	5/15/46	23,075	24,133
5 AT&T Inc.	4.500%	3/9/48	32,292	32,513
CBS Corp.	4.300%	2/15/21	22,710	24,688
Comcast Corp.	3.600%	3/1/24	15,490	16,922

7

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	3.150%	3/1/26	15,280	16,150
Comcast Corp.	4.250%	1/15/33	15,060	16,731
Comcast Corp.	4.200%	8/15/34	18,620	20,551
Comcast Corp.	4.400%	8/15/35	22,290	25,177
Comcast Corp.	6.450%	3/15/37	20,000	27,595
Comcast Corp.	6.950%	8/15/37	45,000	65,631
Comcast Corp.	4.650%	7/15/42	7,260	8,400
Comcast Corp.	4.500%	1/15/43	20,000	22,604
Comcast Corp.	4.750%	3/1/44	16,635	19,566
Comcast Corp.	4.600%	8/15/45	26,430	30,579
5 COX Communications Inc.	5.875%	12/1/16	40,000	40,294
5 Cox Communications Inc.	4.800%	2/1/35	58,525	58,035
Crown Castle International Corp.	3.700%	6/15/26	19,465	20,339
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	46,765
Discovery Communications LLC	5.625%	8/15/19	7,635	8,369
Discovery Communications LLC	5.050%	6/1/20	13,365	14,634
Grupo Televisa SAB	6.625%	1/15/40	13,805	15,792
Grupo Televisa SAB	5.000%	5/13/45	5,925	5,657
Grupo Televisa SAB	6.125%	1/31/46	13,475	14,971
5 GTP Acquisition Partners I LLC	2.350%	6/15/20	18,745	18,753
Michigan Bell Telephone Co.	7.850%	1/15/22	23,750	28,886
5 NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	47,401
5 NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	85,285
NBCUniversal Media LLC	4.375%	4/1/21	26,000	28,929
Omnicom Group Inc.	3.600%	4/15/26	22,925	24,237
Orange SA	9.000%	3/1/31	54,566	87,057
5 SBA Tower Trust	2.933%	12/15/17	28,850	28,952
5 Sky plc	2.625%	9/16/19	30,550	30,932
5 Sky plc	3.125%	11/26/22	7,000	7,101
5 Sky plc	3.750%	9/16/24	35,911	37,912
Time Warner Cable Inc.	5.850%	5/1/17	70,000	71,753
Time Warner Cable Inc.	8.750%	2/14/19	915	1,055
Time Warner Cable Inc.	8.250%	4/1/19	11,944	13,751
Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	4,179
Time Warner Inc.	4.750%	3/29/21	13,000	14,559
Time Warner Inc.	6.250%	3/29/41	8,000	10,349
Verizon Communications Inc.	3.450%	3/15/21	15,585	16,607
Verizon Communications Inc.	3.500%	11/1/21	78,905	84,805
Verizon Communications Inc.	6.400%	9/15/33	62,160	80,669
Verizon Communications Inc.	6.400%	2/15/38	23,000	29,860
Verizon Communications Inc.	4.750%	11/1/41	28,730	31,310
Verizon Communications Inc.	6.550%	9/15/43	71,200	95,926
Viacom Inc.	5.625%	9/15/19	10,000	10,932
Vodafone Group plc	1.250%	9/26/17	37,000	36,901
Vodafone Group plc	5.450%	6/10/19	26,000	28,507
Walt Disney Co.	4.125%	6/1/44	18,320	20,798
Consumer Cyclical (3.0%)
Alibaba Group Holding Ltd.	2.500%	11/28/19	10,480	10,607
Alibaba Group Holding Ltd.	3.125%	11/28/21	2,035	2,114
Amazon.com Inc.	2.500%	11/29/22	31,600	32,557
Amazon.com Inc.	4.800%	12/5/34	55,880	65,756
Amazon.com Inc.	4.950%	12/5/44	17,920	21,965
5 American Honda Finance Corp.	1.500%	9/11/17	15,750	15,800
5 American Honda Finance Corp.	1.600%	2/16/18	14,340	14,433
American Honda Finance Corp.	2.125%	10/10/18	29,535	30,036
American Honda Finance Corp.	2.300%	9/9/26	17,135	17,048
AutoZone Inc.	4.000%	11/15/20	25,000	26,877
AutoZone Inc.	3.700%	4/15/22	12,752	13,650
AutoZone Inc.	3.125%	7/15/23	22,000	22,799
5 BMW US Capital LLC	2.000%	4/11/21	19,815	19,865
5 BMW US Capital LLC	2.250%	9/15/23	93,000	93,250
5 BMW US Capital LLC	2.800%	4/11/26	9,530	9,719
CVS Health Corp.	2.750%	12/1/22	20,000	20,589

8

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CVS Health Corp.	4.875%	7/20/35	18,205	21,356
	CVS Health Corp.	5.125%	7/20/45	42,460	51,752
3,5	CVS Pass-Through Trust	5.926%	1/10/34	14,537	17,217
5	Daimler Finance North America LLC	2.250%	7/31/19	58,255	59,033
5	Daimler Finance North America LLC	2.450%	5/18/20	2,260	2,308
5	Daimler Finance North America LLC	2.000%	7/6/21	60,000	59,933
5	Daimler Finance North America LLC	3.875%	9/15/21	3,270	3,550
	eBay Inc.	1.350%	7/15/17	10,960	10,969
	Ford Motor Credit Co. LLC	2.375%	3/12/19	56,800	57,466
	Ford Motor Credit Co. LLC	3.157%	8/4/20	31,000	31,951
5	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	12,122	12,213
	Home Depot Inc.	4.400%	4/1/21	12,300	13,693
	Home Depot Inc.	2.700%	4/1/23	24,715	25,720
	Home Depot Inc.	4.400%	3/15/45	22,390	26,005
	Johnson Controls Inc.	5.000%	3/30/20	29,000	31,563
	Johnson Controls Inc.	3.750%	12/1/21	25,000	26,936
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	7,212
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	13,615
	Marriott International Inc.	2.300%	1/15/22	44,000	44,338
	McDonald's Corp.	3.500%	7/15/20	21,760	23,167
	McDonald's Corp.	2.625%	1/15/22	10,175	10,520
	McDonald's Corp.	3.250%	6/10/24	4,400	4,751
5	Nissan Motor Acceptance Corp.	1.950%	9/12/17	42,355	42,520
5	Nissan Motor Acceptance Corp.	1.800%	3/15/18	38,400	38,614
5	Nissan Motor Acceptance Corp.	2.650%	9/26/18	17,180	17,530
	PACCAR Financial Corp.	1.600%	3/15/17	34,687	34,803
	Target Corp.	5.375%	5/1/17	5,000	5,126
	Target Corp.	6.000%	1/15/18	16,500	17,521
	Target Corp.	2.900%	1/15/22	11,850	12,494
	Toyota Motor Credit Corp.	2.050%	1/12/17	26,000	26,081
	Toyota Motor Credit Corp.	1.750%	5/22/17	22,000	22,099
	Toyota Motor Credit Corp.	1.250%	10/5/17	34,150	34,181
5	Volkswagen Group of America Finance LLC	2.450%	11/20/19	13,860	13,981
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	81,275
	Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,769
	Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,824
	Wal-Mart Stores Inc.	2.550%	4/11/23	44,450	46,164
	Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	72,114
	Wal-Mart Stores Inc.	4.750%	10/2/43	20,300	25,202
	Wal-Mart Stores Inc.	4.300%	4/22/44	16,995	19,921
	Walgreens Boots Alliance Inc.	2.600%	6/1/21	10,845	11,096
	Consumer Noncyclical (7.7%)
	AbbVie Inc.	1.750%	11/6/17	28,485	28,571
	Actavis Funding SCS	3.000%	3/12/20	32,675	33,739
	Actavis Funding SCS	3.450%	3/15/22	45,660	47,717
	Actavis Funding SCS	3.800%	3/15/25	4,510	4,775
	Actavis Funding SCS	4.550%	3/15/35	8,745	9,335
	Actavis Funding SCS	4.850%	6/15/44	14,075	15,529
	Altria Group Inc.	4.750%	5/5/21	40,806	46,050
	Altria Group Inc.	2.850%	8/9/22	11,835	12,357
	Altria Group Inc.	4.500%	5/2/43	10,105	11,448
	Amgen Inc.	3.625%	5/22/24	38,185	40,938
	Amgen Inc.	5.150%	11/15/41	27,515	31,550
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	63,200	66,639
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	57,035	61,094
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	130,310	150,156
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	137,375	164,483
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	6,635	7,547
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	9,643
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	81,200	90,715
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	800	879
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	9,836	10,030
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,080	19,240

9

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AstraZeneca plc	5.900%	9/15/17	50,000	52,124
	AstraZeneca plc	1.950%	9/18/19	12,435	12,603
	AstraZeneca plc	2.375%	11/16/20	37,225	38,098
	AstraZeneca plc	3.375%	11/16/25	27,755	29,635
	AstraZeneca plc	4.375%	11/16/45	25,305	28,004
3,5,6	Avery Point IV CLO Ltd.	2.234%	4/25/26	36,540	36,658
5	BAT International Finance plc	2.750%	6/15/20	17,600	18,239
5	BAT International Finance plc	3.250%	6/7/22	50,880	54,057
5	BAT International Finance plc	3.500%	6/15/22	7,440	7,981
5	BAT International Finance plc	3.950%	6/15/25	15,000	16,618
5	Bayer US Finance LLC	2.375%	10/8/19	6,140	6,232
5	Bayer US Finance LLC	3.000%	10/8/21	38,730	40,295
5	Bayer US Finance LLC	3.375%	10/8/24	9,425	9,744
	Becton Dickinson & Co.	1.750%	11/8/16	19,145	19,157
	Bestfoods	6.625%	4/15/28	25,000	35,126
	Biogen Inc.	2.900%	9/15/20	17,465	18,176
	Bristol-Myers Squibb Co.	3.250%	11/1/23	16,630	18,181
	Cardinal Health Inc.	1.700%	3/15/18	2,401	2,409
	Cardinal Health Inc.	2.400%	11/15/19	22,090	22,543
	Cardinal Health Inc.	3.200%	3/15/23	11,650	12,255
	Cardinal Health Inc.	3.500%	11/15/24	20,020	21,348
	Cardinal Health Inc.	4.500%	11/15/44	23,250	25,707
5	Cargill Inc.	6.000%	11/27/17	7,000	7,368
5	Cargill Inc.	4.760%	11/23/45	83,304	97,822
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,935	1,938
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	17,856	18,070
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	30,010	30,059
	Celgene Corp.	2.250%	5/15/19	5,145	5,237
	Celgene Corp.	3.550%	8/15/22	15,160	16,104
	Celgene Corp.	3.625%	5/15/24	11,980	12,613
	Celgene Corp.	5.000%	8/15/45	25,000	28,014
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,874
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	16,412
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	25,332	25,559
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	30,127
	Colgate-Palmolive Co.	2.950%	11/1/20	25,000	26,575
	Diageo Capital plc	2.625%	4/29/23	42,580	43,900
	Diageo Investment Corp.	2.875%	5/11/22	17,245	18,086
	Dignity Health California GO	2.637%	11/1/19	4,480	4,597
	Dignity Health California GO	3.812%	11/1/24	9,060	9,747
	Eli Lilly & Co.	3.700%	3/1/45	20,040	21,475
5	EMD Finance LLC	2.400%	3/19/20	1,100	1,119
5	EMD Finance LLC	2.950%	3/19/22	19,640	20,255
5	EMD Finance LLC	3.250%	3/19/25	39,545	40,762
	Express Scripts Holding Co.	2.250%	6/15/19	14,030	14,228
5	Forest Laboratories Inc.	4.875%	2/15/21	7,125	7,909
5	Forest Laboratories LLC	5.000%	12/15/21	23,725	26,631
	General Mills Inc.	5.650%	2/15/19	6,850	7,510
6	General Mills Inc.	6.390%	2/5/23	50,000	59,464
	Gilead Sciences Inc.	2.550%	9/1/20	15,245	15,747
	Gilead Sciences Inc.	2.500%	9/1/23	26,390	26,628
	Gilead Sciences Inc.	3.700%	4/1/24	21,420	23,047
	Gilead Sciences Inc.	3.500%	2/1/25	28,575	30,273
	Gilead Sciences Inc.	4.500%	2/1/45	50,807	54,022
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	25,750	26,963
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	20,158
	GlaxoSmithKline Capital plc	2.850%	5/8/22	51,595	54,114
5	Imperial Tobacco Finance plc	3.750%	7/21/22	29,995	31,844
	Johnson & Johnson	6.730%	11/15/23	15,000	19,953
	Johnson & Johnson	2.450%	3/1/26	78,000	80,333
	Kaiser Foundation Hospitals	3.500%	4/1/22	19,815	21,241
	Kaiser Foundation Hospitals	4.875%	4/1/42	12,710	15,891
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	27,219
	Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,148

10

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kraft Heinz Foods Co.	5.000%	7/15/35	7,370	8,507
Kraft Heinz Foods Co.	4.375%	6/1/46	24,920	26,448
3 Mayo Clinic	4.128%	11/15/52	11,465	13,070
McKesson Corp.	2.700%	12/15/22	7,010	7,149
McKesson Corp.	2.850%	3/15/23	6,840	6,999
McKesson Corp.	3.796%	3/15/24	9,525	10,320
Medtronic Inc.	1.375%	4/1/18	16,225	16,270
Medtronic Inc.	2.500%	3/15/20	25,335	26,196
Medtronic Inc.	3.150%	3/15/22	46,380	49,279
Medtronic Inc.	3.625%	3/15/24	7,510	8,156
Medtronic Inc.	3.500%	3/15/25	62,791	67,703
Medtronic Inc.	4.375%	3/15/35	21,968	24,952
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	14,578
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	6,535	7,237
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	10,430	11,663
Merck & Co. Inc.	3.875%	1/15/21	30,000	32,688
Merck & Co. Inc.	2.350%	2/10/22	24,825	25,499
Merck & Co. Inc.	2.800%	5/18/23	15,650	16,405
Merck & Co. Inc.	2.750%	2/10/25	38,000	39,327
Merck & Co. Inc.	4.150%	5/18/43	28,405	32,229
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	19,809
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	15,944
Molson Coors Brewing Co.	5.000%	5/1/42	5,710	6,610
New York & Presbyterian Hospital	4.024%	8/1/45	22,955	25,043
Novartis Capital Corp.	3.400%	5/6/24	13,425	14,704
Novartis Capital Corp.	4.400%	5/6/44	21,485	25,380
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,121
PepsiCo Inc.	3.125%	11/1/20	48,610	51,591
PepsiCo Inc.	4.000%	3/5/42	35,200	38,339
Pfizer Inc.	6.200%	3/15/19	28,600	31,829
Pfizer Inc.	3.000%	6/15/23	25,440	27,178
Philip Morris International Inc.	4.500%	3/26/20	25,000	27,437
Philip Morris International Inc.	1.875%	2/25/21	43,455	43,858
Philip Morris International Inc.	4.125%	5/17/21	15,705	17,393
Philip Morris International Inc.	2.500%	8/22/22	13,250	13,605
Philip Morris International Inc.	2.625%	3/6/23	23,000	23,641
Philip Morris International Inc.	3.875%	8/21/42	22,785	23,720
Philip Morris International Inc.	4.875%	11/15/43	5,835	7,026
Philip Morris International Inc.	4.250%	11/10/44	15,000	16,575
3 Procter & Gamble - Esop	9.360%	1/1/21	11,459	13,493
Procter & Gamble Co.	6.450%	1/15/26	25,000	33,578
Procter & Gamble Co.	5.550%	3/5/37	25,000	34,967
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	18,290	18,527
3 Providence St. Joseph Health Obligated Group	3.744%	10/1/47	11,430	11,803
5 Roche Holdings Inc.	2.875%	9/29/21	26,150	27,478
5 SABMiller Holdings Inc.	2.450%	1/15/17	15,100	15,148
5 SABMiller Holdings Inc.	3.750%	1/15/22	4,310	4,674
5 SABMiller Holdings Inc.	4.950%	1/15/42	5,700	6,677
5 SABMiller plc	6.500%	7/15/18	30,000	32,606
Sanofi	4.000%	3/29/21	36,275	40,052
5 Sigma Alimentos SA de CV	4.125%	5/2/26	27,145	27,223
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	36,645	36,717
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	8,895	8,941
Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	8,575	8,553
The Kroger Co.	2.200%	1/15/17	22,780	22,848
The Kroger Co.	3.300%	1/15/21	13,605	14,370
The Kroger Co.	3.850%	8/1/23	5,055	5,488
The Kroger Co.	3.875%	10/15/46	28,920	29,104
Thermo Fisher Scientific Inc.	1.850%	1/15/18	18,975	19,090
Unilever Capital Corp.	4.250%	2/10/21	78,185	86,723
Wyeth LLC	5.950%	4/1/37	15,000	20,106
Energy (3.2%)
5 BG Energy Capital plc	2.875%	10/15/16	26,655	26,668

11

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 BG Energy Capital plc	4.000%	10/15/21	17,070	18,626
BP Capital Markets plc	2.248%	11/1/16	34,545	34,579
BP Capital Markets plc	4.750%	3/10/19	18,140	19,528
BP Capital Markets plc	2.315%	2/13/20	3,760	3,836
BP Capital Markets plc	4.500%	10/1/20	28,000	30,745
BP Capital Markets plc	4.742%	3/11/21	10,000	11,198
BP Capital Markets plc	3.062%	3/17/22	35,770	37,468
BP Capital Markets plc	3.245%	5/6/22	10,000	10,549
BP Capital Markets plc	2.500%	11/6/22	8,000	8,075
BP Capital Markets plc	3.994%	9/26/23	13,130	14,328
BP Capital Markets plc	3.814%	2/10/24	38,000	40,966
BP Capital Markets plc	3.506%	3/17/25	41,710	44,241
Chevron Corp.	2.355%	12/5/22	6,000	6,107
Chevron Corp.	3.191%	6/24/23	69,750	74,324
ConocoPhillips	5.750%	2/1/19	6,365	6,925
ConocoPhillips	6.000%	1/15/20	3,115	3,512
ConocoPhillips	7.000%	3/30/29	11,500	14,102
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	15,000	15,018
ConocoPhillips Co.	4.200%	3/15/21	17,925	19,376
ConocoPhillips Co.	2.875%	11/15/21	21,951	22,498
ConocoPhillips Co.	3.350%	11/15/24	10,275	10,534
ConocoPhillips Co.	3.350%	5/15/25	24,815	25,379
ConocoPhillips Co.	4.950%	3/15/26	12,710	14,347
ConocoPhillips Co.	4.300%	11/15/44	48,640	49,687
Devon Energy Corp.	3.250%	5/15/22	15,905	15,772
Devon Energy Corp.	5.600%	7/15/41	8,690	8,784
Devon Energy Corp.	5.000%	6/15/45	11,535	11,227
Dominion Gas Holdings LLC	3.550%	11/1/23	14,085	14,834
Enterprise Products Operating LLC	4.900%	5/15/46	5,000	5,267
EOG Resources Inc.	5.625%	6/1/19	16,285	17,817
Exxon Mobil Corp.	2.222%	3/1/21	12,735	13,002
Exxon Mobil Corp.	2.726%	3/1/23	10,710	11,098
Exxon Mobil Corp.	3.043%	3/1/26	7,330	7,682
Exxon Mobil Corp.	4.114%	3/1/46	10,845	12,106
Halliburton Co.	3.500%	8/1/23	67,975	70,065
Noble Energy Inc.	4.150%	12/15/21	14,890	15,837
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	29,837
Occidental Petroleum Corp.	2.700%	2/15/23	9,250	9,430
Occidental Petroleum Corp.	3.400%	4/15/26	33,675	35,621
Occidental Petroleum Corp.	4.400%	4/15/46	35,145	38,741
Phillips 66	4.300%	4/1/22	30,000	32,972
Phillips 66	4.875%	11/15/44	8,855	9,861
5 Schlumberger Holdings Corp.	3.000%	12/21/20	25,500	26,551
5 Schlumberger Investment SA	2.400%	8/1/22	20,765	21,082
Shell International Finance BV	4.375%	3/25/20	16,000	17,476
Shell International Finance BV	2.250%	11/10/20	49,900	50,781
Shell International Finance BV	3.250%	5/11/25	28,680	30,271
Shell International Finance BV	4.125%	5/11/35	38,475	41,258
Shell International Finance BV	5.500%	3/25/40	10,795	13,229
Shell International Finance BV	4.375%	5/11/45	95,725	103,373
Suncor Energy Inc.	6.100%	6/1/18	13,825	14,807
Suncor Energy Inc.	3.600%	12/1/24	19,505	20,363
Suncor Energy Inc.	5.950%	12/1/34	13,000	15,760
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	25,945	27,838
Texaco Capital Inc.	8.625%	4/1/32	25,000	37,601
Total Capital International SA	1.550%	6/28/17	38,435	38,528
Total Capital International SA	2.700%	1/25/23	32,714	33,754
Total Capital International SA	3.750%	4/10/24	50,000	55,020
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	33,043
TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	21,278
TransCanada PipeLines Ltd.	4.875%	1/15/26	58,060	67,235
Other Industrial (0.2%)
George Washington University	3.545%	9/15/46	10,000	9,865

12

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	13,377
5 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	19,660	19,783
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	28,066
Technology (2.3%)
Apple Inc.	2.850%	5/6/21	34,300	36,150
Apple Inc.	2.850%	2/23/23	43,845	46,127
Apple Inc.	3.450%	5/6/24	31,140	33,714
Apple Inc.	2.450%	8/4/26	37,850	37,692
Apple Inc.	3.850%	5/4/43	15,275	15,611
Apple Inc.	4.450%	5/6/44	4,035	4,511
Apple Inc.	3.850%	8/4/46	36,510	37,167
Cisco Systems Inc.	4.450%	1/15/20	25,000	27,346
Cisco Systems Inc.	2.200%	2/28/21	78,505	80,145
Cisco Systems Inc.	2.900%	3/4/21	10,700	11,242
Intel Corp.	3.300%	10/1/21	10,000	10,740
Intel Corp.	4.100%	5/19/46	47,755	51,181
International Business Machines Corp.	5.700%	9/14/17	41,710	43,527
International Business Machines Corp.	3.375%	8/1/23	61,300	65,928
International Business Machines Corp.	3.625%	2/12/24	22,800	24,836
International Business Machines Corp.	7.000%	10/30/25	25,000	33,986
Microsoft Corp.	3.000%	10/1/20	10,000	10,629
Microsoft Corp.	2.375%	2/12/22	19,865	20,420
Microsoft Corp.	3.625%	12/15/23	13,500	14,841
Microsoft Corp.	2.700%	2/12/25	23,890	24,708
Microsoft Corp.	3.125%	11/3/25	26,300	27,984
Microsoft Corp.	2.400%	8/8/26	52,640	52,787
Microsoft Corp.	3.450%	8/8/36	53,965	54,984
Microsoft Corp.	4.500%	10/1/40	18,210	20,863
Microsoft Corp.	4.450%	11/3/45	61,885	70,358
Microsoft Corp.	3.700%	8/8/46	50,485	51,138
Oracle Corp.	5.000%	7/8/19	35,000	38,416
Oracle Corp.	1.900%	9/15/21	70,285	70,433
Oracle Corp.	2.500%	5/15/22	38,860	39,773
Oracle Corp.	2.400%	9/15/23	63,535	63,783
Oracle Corp.	2.950%	5/15/25	11,300	11,667
Transportation (0.6%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,631
5 ERAC USA Finance LLC	6.375%	10/15/17	36,290	38,084
5 ERAC USA Finance LLC	2.350%	10/15/19	12,165	12,350
5 ERAC USA Finance LLC	4.500%	8/16/21	10,270	11,391
5 ERAC USA Finance LLC	3.300%	10/15/22	745	781
5 ERAC USA Finance LLC	7.000%	10/15/37	3,775	5,155
5 ERAC USA Finance LLC	5.625%	3/15/42	31,000	37,513
FedEx Corp.	2.700%	4/15/23	15,810	16,242
FedEx Corp.	4.900%	1/15/34	25,040	28,679
FedEx Corp.	3.875%	8/1/42	4,505	4,487
FedEx Corp.	5.100%	1/15/44	26,055	30,936
FedEx Corp.	4.550%	4/1/46	14,460	16,074
Kansas City Southern	4.950%	8/15/45	28,170	32,100
Ryder System Inc.	2.500%	3/1/18	32,000	32,422
United Parcel Service Inc.	2.450%	10/1/22	17,095	17,758
United Parcel Service Inc.	4.875%	11/15/40	14,810	18,699
				11,415,507
Utilities (3.9%)
Electric (3.6%)
Alabama Power Co.	5.550%	2/1/17	11,765	11,929
Alabama Power Co.	3.750%	3/1/45	20,255	21,053
Ameren Illinois Co.	2.700%	9/1/22	58,000	60,334
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	15,000
Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	27,369
Baltimore Gas & Electric Co.	2.400%	8/15/26	20,945	20,803
Berkshire Hathaway Energy Co.	6.125%	4/1/36	10,063	13,398
Berkshire Hathaway Energy Co.	6.500%	9/15/37	65,165	89,616

13

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commonwealth Edison Co.	4.350%	11/15/45	6,815	7,787
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,500	12,300
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	68,083
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	30,855	35,546
Delmarva Power & Light Co.	3.500%	11/15/23	9,550	10,338
6 Dominion Resources Inc.	2.962%	7/1/19	17,030	17,478
Dominion Resources Inc.	4.450%	3/15/21	30,000	33,185
Dominion Resources Inc.	3.625%	12/1/24	23,850	25,208
Duke Energy Carolinas LLC	5.250%	1/15/18	20,980	22,057
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	12,077
Duke Energy Carolinas LLC	6.100%	6/1/37	13,915	18,516
Duke Energy Carolinas LLC	4.250%	12/15/41	6,375	7,103
Duke Energy Carolinas LLC	4.000%	9/30/42	5,205	5,592
Duke Energy Corp.	2.150%	11/15/16	35,000	35,042
Duke Energy Corp.	1.625%	8/15/17	34,840	34,943
Duke Energy Corp.	2.650%	9/1/26	17,480	17,138
Duke Energy Corp.	4.800%	12/15/45	37,600	42,829
Duke Energy Corp.	3.750%	9/1/46	14,740	14,328
Duke Energy Progress Llc	2.800%	5/15/22	20,140	21,183
Duke Energy Progress LLC	6.300%	4/1/38	1,625	2,269
Duke Energy Progress LLC	4.200%	8/15/45	42,055	46,891
Entergy Corp.	2.950%	9/1/26	22,080	22,083
Eversource Energy	4.500%	11/15/19	1,880	2,041
Eversource Energy	3.150%	1/15/25	6,775	7,031
Florida Power & Light Co.	6.200%	6/1/36	22,452	30,939
Florida Power & Light Co.	5.250%	2/1/41	29,745	38,226
Florida Power & Light Co.	4.125%	2/1/42	20,000	22,524
5 Fortis Inc.	3.055%	10/4/26	28,865	28,759
Georgia Power Co.	5.700%	6/1/17	50,000	51,355
Georgia Power Co.	5.950%	2/1/39	30,476	39,680
Georgia Power Co.	5.400%	6/1/40	10,136	12,490
Georgia Power Co.	4.750%	9/1/40	6,105	7,011
Georgia Power Co.	4.300%	3/15/42	47,540	51,892
MidAmerican Energy Co.	5.750%	11/1/35	9,925	12,933
MidAmerican Energy Co.	4.250%	5/1/46	13,105	14,988
Mississippi Power Co.	4.250%	3/15/42	20,000	18,759
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	14,515
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	33,523
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	30,500	31,363
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,664
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	13,935	15,402
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	14,266	14,868
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	11,325	14,333
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	1,025	1,198
Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	9,182
Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	46,178
Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	36,536
PacifiCorp	2.950%	6/1/23	14,835	15,588
PacifiCorp	5.750%	4/1/37	11,135	14,605
Potomac Electric Power Co.	6.500%	11/15/37	8,000	11,353
PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	13,161
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,730
Progress Energy Inc.	3.150%	4/1/22	20,800	21,767
Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,695
Puget Sound Energy Inc.	4.434%	11/15/41	19,880	22,754
South Carolina Electric & Gas Co.	6.050%	1/15/38	8,355	11,053
South Carolina Electric & Gas Co.	4.350%	2/1/42	29,880	32,695
South Carolina Electric & Gas Co.	4.100%	6/15/46	18,810	20,126
South Carolina Electric & Gas Co.	5.100%	6/1/65	19,550	23,004
Southern California Edison Co.	5.500%	8/15/18	31,730	34,247
Southern California Edison Co.	3.875%	6/1/21	24,860	27,229
Southern California Edison Co.	2.400%	2/1/22	8,270	8,514
Southern California Edison Co.	4.500%	9/1/40	5,150	6,008
Southern California Edison Co.	3.600%	2/1/45	8,160	8,548

14

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Southern Co.	2.950%	7/1/23	44,985	46,461
	Southwestern Electric Power Co.	2.750%	10/1/26	25,000	24,875
	Tampa Electric Co.	2.600%	9/15/22	20,205	20,796
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	52,118
	Virginia Electric & Power Co.	6.000%	5/15/37	9,435	12,595
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	18,034
	Natural Gas (0.3%)
5	KeySpan Gas East Corp.	2.742%	8/15/26	37,580	38,047
5	KeySpan Gas East Corp.	5.819%	4/1/41	5,060	6,546
	NiSource Finance Corp.	6.400%	3/15/18	19,895	21,248
	Nisource Finance Corp.	5.250%	2/15/43	13,546	16,142
	NiSource Finance Corp.	4.800%	2/15/44	8,500	9,626
	Sempra Energy	2.850%	11/15/20	11,900	12,319
	Sempra Energy	6.000%	10/15/39	35,849	45,880
	Southern California Gas Co.	2.600%	6/15/26	28,885	29,462

					1,979,094

Total Corporate Bonds (Cost $19,722,824)					21,163,986

Sovereign Bonds (U.S. Dollar-Denominated) (2.9%)
5	Abu Dhabi National Energy Co. PJSC	5.875%	10/27/16	10,000	10,011
5	CDP Financial Inc.	4.400%	11/25/19	22,000	24,012
5	Electricite de France SA	4.600%	1/27/20	31,972	34,792
5	Electricite de France SA	4.875%	1/22/44	2,910	3,139
5	Electricite de France SA	4.950%	10/13/45	12,500	13,602
3,5	Electricite de France SA	5.250%	1/29/49	17,185	16,863
3,5	Electricite de France SA	5.625%	12/29/49	10,640	10,440
	Export-Import Bank of Korea	1.750%	5/26/19	70,100	70,569
	Japan Treasury Discount Bill	0.000%	10/11/16	7,530,000	74,193
	Japan Treasury Discount Bill	0.000%	11/14/16	7,800,000	77,019
	Japan Treasury Discount Bill	0.000%	11/28/16	7,700,000	75,957
	Japan Treasury Discount Bill	0.000%	12/12/16	7,900,000	77,950
	Korea Development Bank	2.875%	8/22/18	32,285	33,141
	Korea Development Bank	2.500%	3/11/20	62,550	64,273
5	Petroleos Mexicanos	5.500%	2/4/19	10,825	11,427
	Province of New Brunswick	5.200%	2/21/17	30,000	30,476
	Province of Ontario	4.400%	4/14/20	48,000	52,848
	Province of Ontario	2.500%	4/27/26	100,400	103,793
	Quebec	2.500%	4/20/26	134,755	138,125
5	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	51,685	52,551
5	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	51,685	52,819
5	Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	28,000	29,068
5	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	41,455	42,637
	Statoil ASA	3.125%	8/17/17	33,000	33,532
	Statoil ASA	5.250%	4/15/19	8,895	9,722
	Statoil ASA	2.250%	11/8/19	16,095	16,404
	Statoil ASA	2.900%	11/8/20	22,450	23,491
	Statoil ASA	2.750%	11/10/21	31,091	32,460
	Statoil ASA	2.450%	1/17/23	10,840	11,025
	Statoil ASA	2.650%	1/15/24	10,105	10,356
	Statoil ASA	3.700%	3/1/24	20,035	21,881
	Statoil ASA	3.250%	11/10/24	22,425	23,875
5	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	39,964
	United Kingdom Treasury Bill	0.000%	1/3/17	60,000	77,862
	United Mexican States	3.500%	1/21/21	11,250	11,960
	United Mexican States	3.600%	1/30/25	9,855	10,215

Total Sovereign Bonds (Cost $1,381,120)					1,422,452

Taxable Municipal Bonds (2.8%)
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	33,860	51,543
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	22,775	36,599

15

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	5.700%	11/1/21	15,655	18,509
California GO	7.550%	4/1/39	45,525	72,710
California GO	7.300%	10/1/39	4,460	6,798
California GO	7.625%	3/1/40	2,345	3,732
California GO	7.600%	11/1/40	47,525	77,326
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,715
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	16,460
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	19,388
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	12,640	16,756
Chicago Transit Authority	6.899%	12/1/40	24,650	32,570
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	32,632
District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	8,499
Duke University North Carolina Revenue	5.850%	4/1/37	62,165	86,365
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	42,526	57,752
Houston TX GO	6.290%	3/1/32	21,830	27,670
Illinois GO	5.100%	6/1/33	50,105	48,218
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	22,107
Kansas Development Finance Authority Revenue	4.927%	4/15/45	47,000	53,483
Los Angeles CA Community College District GO	6.750%	8/1/49	12,915	20,563
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	28,590	43,709
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	39,967
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	15,687
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	16,443
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	20,679
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	45,470
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	3,050
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	1,805	2,042
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	12,820	18,572
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	5,600	8,118
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,867
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,940	23,294
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	37,645
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	49,605
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	14,510	19,873
Oregon School Boards Association GO	4.759%	6/30/28	15,000	17,615
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	12,172
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	7,630
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	67,014
Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	10,910	13,291
Princeton University New Jersey GO	5.700%	3/1/39	13,020	18,944
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	8,686
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	15,652
University of California	3.931%	5/15/45	18,275	19,562
University of California Regents Medical Center
Revenue	6.548%	5/15/48	16,165	23,189
University of California Regents Medical Center
Revenue	6.583%	5/15/49	20,890	29,984
University of California Revenue	4.601%	5/15/31	19,390	22,652
University of California Revenue	5.770%	5/15/43	23,675	31,853
University of California Revenue	4.765%	5/15/44	4,740	5,195
Utah GO	3.289%	7/1/20	21,900	23,449

16

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 Wisconsin GO	5.700%	5/1/26	9,000	11,017

Total Taxable Municipal Bonds (Cost $1,119,773)				1,391,321

			Shares

Common Stocks (36.2%)
Consumer Discretionary (0.6%)
McDonald's Corp.			2,703,790	311,909

Consumer Staples (5.2%)
Philip Morris International Inc.			6,631,860	644,749
Kraft Heinz Co.			4,255,286	380,891
British American Tobacco plc			5,637,221	360,517
Coca-Cola Co.			7,383,760	312,481
Altria Group Inc.			3,504,640	221,598
PepsiCo Inc.			1,972,770	214,578
Procter & Gamble Co.			1,939,880	174,104
^ Diageo plc ADR			1,247,260	144,732
Unilever NV			1,950,290	89,908
Kimberly-Clark Corp.			603,770	76,160
				2,619,718
Energy (5.1%)
Exxon Mobil Corp.			5,292,010	461,887
Chevron Corp.			4,332,340	445,884
Suncor Energy Inc.			12,439,320	345,564
Occidental Petroleum Corp.			4,590,270	334,723
^ TransCanada Corp.			4,876,020	231,583
Phillips 66			2,537,730	204,414
Enbridge Inc.			3,940,490	174,288
Royal Dutch Shell plc Class B			6,612,670	171,574
Marathon Petroleum Corp.			3,816,550	154,914
				2,524,831
Financials (5.0%)
JPMorgan Chase & Co.			9,212,680	613,472
Wells Fargo & Co.			13,720,112	607,526
BlackRock Inc.			915,480	331,825
Chubb Ltd.			1,994,143	250,564
MetLife Inc.			4,906,280	217,986
M&T Bank Corp.			1,588,930	184,475
Thomson Reuters Corp.			4,182,690	173,080
National Bank of Canada			3,037,700	107,713
				2,486,641
Health Care (5.2%)
Merck & Co. Inc.			10,614,970	662,480
Johnson & Johnson			5,603,630	661,957
Pfizer Inc.			17,470,847	591,737
^ AstraZeneca plc ADR			7,629,640	250,710
Novartis AG			2,919,307	229,578
Roche Holding AG			710,198	175,942
				2,572,404
Industrials (4.2%)
General Electric Co.			18,474,270	547,208
Eaton Corp. plc			5,752,630	378,005
Union Pacific Corp.			3,226,840	314,714
Lockheed Martin Corp.			918,990	220,300
3M Co.			1,160,830	204,573
Caterpillar Inc.			2,270,800	201,579
United Parcel Service Inc. Class B			1,433,030	156,716
Waste Management Inc.			1,563,510	99,690
				2,122,785

17

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

				Market
				Value
			Shares	($000)
Information Technology (5.0%)
Microsoft Corp.			15,263,120	879,156
Cisco Systems Inc.			18,774,760	595,535
Intel Corp.			13,500,550	509,646
Analog Devices Inc.			4,019,397	259,050
Maxim Integrated Products Inc.			4,165,770	166,339
International Business Machines Corp.			493,960	78,466
				2,488,192
Materials (1.2%)
Dow Chemical Co.			5,163,190	267,608
^ Agrium Inc.			2,027,479	183,872
International Paper Co.			1,947,210	93,427
Nucor Corp.			1,294,650	64,021
				608,928
Telecommunication Services (1.6%)
Verizon Communications Inc.			10,003,326	519,973
BCE Inc.			5,612,180	259,188
				779,161
Utilities (3.1%)
Dominion Resources Inc.			6,085,370	451,960
Xcel Energy Inc.			6,311,960	259,674
Duke Energy Corp.			3,199,620	256,098
Eversource Energy			4,052,250	219,551
National Grid plc			14,669,406	207,326
NextEra Energy Inc.			1,266,080	154,867

				1,549,476

Total Common Stocks (Cost $13,395,843)				18,064,045

	Coupon

Temporary Cash Investments (2.3%)
Money Market Fund (0.8%)
8,9 Vanguard Market Liquidity Fund	0.640%		3,809	380,962

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements (0.7%)
Bank of America Securities, LLC (Dated 9/30/16,
Repurchase Value $75,203,000, collateralized by
Federal Home Loan Mortgage Corp. 0.000%-3.500%,
2/1/43-7/1/46, with a value of $76,704,000)	0.490%	10/3/16	75,200	75,200
Deutsche Bank Securities, Inc. (Dated 9/30/16,
Repurchase Value $57,302,000, collateralized by U.S.
Treasury Note/Bond 2.125%, 3/15/25, with a value of
$58,446,000)	0.510%	10/3/16	57,300	57,300
HSBC Bank USA (Dated 9/30/16, Repurchase Value
$110,504,000, collateralized by Federal National
Mortgage Assn. 3.500%, 12/1/42-9/1/46, with a value
of $112,713,000)	0.470%	10/3/16	110,500	110,500
RBC Capital Markets LLC (Dated 9/30/16, Repurchase
Value $80,903,000, collateralized by Federal National
Mortgage Assn. 2.418%-6.000%, 9/1/26-7/1/46, and
Federal Home Loan Mortgage Corp. 4.000%, 5/1/44,
with a value of $82,518,000)	0.460%	10/3/16	80,900	80,900

18

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	RBS Securities, Inc. (Dated 9/30/16, Repurchase Value
	$3,300,000, collateralized by U.S. Treasury
	Note/Bond 0.500%, 1/31/17, with a value of
	$3,370,000)	0.470%	10/3/16	3,300	3,300
					327,200
U.S. Government and Agency Obligations (0.8%)
2	Federal Home Loan Bank Discount Notes	0.295%	11/7/16	50,000	49,987
2	Federal Home Loan Bank Discount Notes	0.330%	11/18/16	121,650	121,607
2	Federal Home Loan Bank Discount Notes	0.340%	11/23/16	25,000	24,990
2	Federal Home Loan Bank Discount Notes	0.345%	12/2/16	39,400	39,380
2	Federal Home Loan Bank Discount Notes	0.340%	12/6/16	50,000	49,974
	United States Treasury Bill	0.353%	12/15/16	125,000	124,950

					410,888

Total Temporary Cash Investments (Cost $1,118,979)					1,119,050

Total Investments (100.0%) (Cost $43,190,843)					49,841,274
Other Assets and Liabilities—Net (0.0%)[9,10]					11,226

Net Assets (100%)					49,852,500

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $367,042,000.
1 Securities with a value of $236,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate value of these securities was $4,173,373,000, representing 8.4% of net assets.
6 Adjustable-rate security.
7 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9 Includes $380,925,000 of collateral received for securities on loan.
10 Cash of $7,037,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

19

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA270_112016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the "Fund") at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

November 15, 2016

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 17, 2016
VANGUARD WELLESLEY INCOME FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 17, 2016

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.